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Prospectus January 2, 2004	Protective Life Insurance Company First Variable Annuity Fund E P.O. Box 830765 Birmingham, Alabama 35283-0765 Telephone: 1-800-228-1035 www.protective.com

CAPITAL NO LOAD
INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACTS
Issued by
PROTECTIVE LIFE INSURANCE COMPANY
and
FIRST VARIABLE FUND E

        The Contract described in this prospectus provides for the payment of monthly annuity payments on a fixed or variable basis beginning on a preselected Annuity Date. The Contract also permits you, the Owner, to accumulate Account Value until the Annuity Date, based on the payments you make, the charges and expenses of the Contract, and the investment results of your underlying investment options. You have the flexibility to adjust the amount and frequency of payments, and may use the Contract as a "Qualified Contract" in a tax-qualified retirement plan or as a "Non-Qualified Contract" for other long-term savings and retirement purposes. Protective Life Insurance Company ("Protective Life," the "Company," "we," "us," or "our") does not currently offer the Contract for sale to new purchasers.

        You may allocate your Purchase Payments and your Contract's Account Value among the different investment options, to our Fixed Account, or to the investment options available through our segregated asset account called First Variable Annuity Fund E (the "Separate Account"). The Separate Account invests in selected portfolios of various Funds (the "Funds"). The portfolios currently available under the Contracts are:

AIM Variable Insurance Funds, Inc. ("AIM")
V.I. Capital Appreciation Fund, Series I Shares
V.I. Growth Fund, Series I Shares

American Century Variable Portfolios, Inc. ("ACS")
VP Value Fund, Class I Shares
VP Income & Growth Fund, Class I Shares
VP International Fund, Class I Shares
VP UltraSM Fund, Class I Shares

Scudder Investments VIT Funds (formerly Deutsche Asset Management VIT Funds) ("Scudder")
Scudder VIT EAFE Equity Index Fund, Class A Shares
Scudder VIT Equity 500 Index Fund, Class A Shares
Scudder VIT Small Cap Index Fund, Class A Shares

Federated Insurance Series ("FIS")
Federated High Income Bond Fund II, Service Shares
Federated Prime Money Fund II
Federated Fund for U.S. Government Securities II

Fidelity Variable Insurance Products Fund ("FMR")
VIP Contrafund® Portfolio, Service Class 2 Shares
VIP Equity-Income Portfolio, Service Class 2 Shares
VIP Growth Opportunities Portfolio, Service Class 2 Shares
VIP Growth & Income Portfolio, Service Class 2 Shares

PBHG Insurance Series Fund, Inc. ("PBHG")
PBHG Small Cap Growth Portfolio

Lord Abbett Series Fund ("LA")
Growth and Income Portfolio

MFS® Variable Insurance TrustSM
MFS® Investors Growth Stock Series* (Initial Class and Service Class)
MFS® Investors Trust Series* (Initial Class and Service Class)
MFS® New Discovery Series* (Initial Class and Service Class)
MFS® Total Return Series, Initial Class
MFS® Utilities Series, Initial Class

Seligman Portfolios, Inc. ("Seligman")
Seligman Communications & Information Portfolio, Class 2
Seligman Small-Cap Value Portfolio, Class 2

Franklin Templeton Variable Insurance Products Trust ("VIPT")
Templeton Growth Securities Fund, Class 2 Shares
Templeton Foreign Securities Fund, Class 2 Shares
Templeton Developing Markets Securities Fund, Class 2 Shares
Franklin Small Cap Growth Fund, Class 2 Shares

INVESCO Variable Investment Funds, Inc. ("Invesco")
INVESCO VIF-Dynamics Fund
INVESCO VIF-Financial Services Fund
INVESCO VIF-Health Sciences Fund
INVESCO VIF-Real Estate Opportunity Fund

*	Initial Class not available for new Purchase Payments or transfers.

        This prospectus contains information you should know before investing. Additional information about the Contract and Separate Account is in our Statement of Additional Information (the "Statement"). For a free copy, please write to our Variable Service Center or call the number shown above. The Statement, dated January 2, 2004, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated into this prospectus by reference. The table of contents of the Statement is on the last page of this prospectus (before any appendices).

        The Contracts are not bank deposits; are not federally insured; are not endorsed by any bank or government agency; are not guaranteed, and may be subject to loss of principal.

        Neither the SEC nor any state securities commission approved or disapproved these securities or passed upon the accuracy or adequacy of the prospectus. Any representation to the contrary is a criminal offense. This prospectus and the current prospectuses of the Funds should be read and retained for future reference.

        We have not authorized any person to give any information not contained in this prospectus (or in any sales literature we have approved.) We do not offer the Contracts everywhere, and this prospectus does not constitute an offer anywhere that it would be unlawful. In certain jurisdictions, various time periods and other terms and conditions may vary from what is described in this prospectus. Any such variations that apply to your Contract will be included in the Contract or a related rider or endorsement.

Traditional IRAs and Roth IRAs	33
Corporate and Self-Employed ("H.R. 10" and "Keogh") Pension and Profit Sharing Plans	33
403(b) Annuities	33
Distributions from Qualified Contacts	34
Roth IRAs	34
Penalty tax on Pre-Retirement Distributions	34
Tax Sheltered Annuities — Withdrawal Limitations	35
Death Benefits	35
Federal Income Tax Withholding	35
ADVERTISING PRACTICES	36
FIS Prime Money Fund II Portfolio	36
Other Portfolios	36
OTHER MATTERS	37
Financial Statements	37
Legal Proceedings	37
Transfers by the Company	37
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION	38
APPENDIX A. Accumulation Unit Data	39

DEFINITIONS

        Account Value:  The value of a Contract during the Accumulation Period.

        Accumulation Period:  The time between the Contract Date and the Annuity Date.

        Accumulation Unit:  An accounting unit of measure used to calculate the Account Value in a Separate Account Investment Option.

        Annuitant:  The natural person on whose life annuity payments are based.

        Annuity Date:  The date on which annuity payments are scheduled to begin.

        Annuity:  A series of payments we make to the payee you select. "Fixed" annuity payments are those where we guarantee the dollar amount of each payment. "Variable" annuity payments are those where the dollar amount of each payment may vary to reflect the investment experience of the applicable Separate Account Investment Option.

        Business Day:  Each day the New York Stock Exchange is open for regular trading. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each Business Day ends at the close of regular trading for the day on the exchange, which usually is 4:00 p.m. Eastern time.

        Contract Anniversary:  An anniversary of the Contract Date.

        Contract Date:  The date the Contract takes effect, as shown on the Owner's Contract data page (as the Issue Date).

        Contract Month:  Each one-month period beginning on the Contract Date and generally on the same day of each month after that.

        Contract Quarter:  One quarter of a Contract Year. The first Contract Quarter begins on the Contract Date and ends on the last Business Day of the third Contract Month.

        Contract Year:  One year from the Contract Date and from each Contract Anniversary.

        Purchase Payment:  The amount(s) paid by the Owner and accepted by the Company as consideration for this Contract.

        Variable Service Center:  Protective Life Insurance Company, P.O. Box 830765, Birmingham, Alabama, 35283-0765; telephone 1-800-228-1035; www.protective.com.

        Withdrawal Value:  The value of a Contract available during the Accumulation Period upon surrender or withdrawal. Withdrawal Value equals your Account Value reduced by any taxes not previously deducted, and by any annual deductions for the Contract Year.

HIGHLIGHTS

        These highlights discuss certain important aspects of the Contract. The rest of this prospectus explains these and other aspects in greater detail. Be sure to read the prospectus and the prospectuses of the Funds for more complete information.

        How do investment results affect a Contract?

        You invest Purchase Payments and the Account Value under your Contract in one or more of the investment options we offer. Your Account Value increases or decreases by the amount of any positive or negative return it earns in those options. Your Account Value also will decrease by the amount of all charges and deductions we make under your Contract.

        Account Value invested in our Separate Account investment options is not guaranteed, and you bear the entire investment risk under those options. Account Value allocated to our Fixed Account, however, is provided with our guarantees of principal and a minimum 3% rate of interest on an annual basis.

        After the Annuity Date, the investment results of our Separate Account will affect the dollar amount of variable annuity payments. If you select a fixed annuity, we will guarantee the amount of each annuity payment.

        How much can I (or must I) invest in a Contract?

        We generally require you to make a minimum initial Purchase Payment of $20,000 for Non-Qualified Contracts and $2,000 for Qualified Contracts. You may make additional Purchase Payments after that, but each additional Purchase Payment must be at least $500 for Non-Qualified Contracts and $100 for Qualified Contracts.

        We will reduce our minimum Purchase Payment requirements if you participate in certain automatic investment plans described in this prospectus. We reserve the right to decline any Purchase Payment and, unless we consent otherwise, the maximum amount of a Purchase Payment for a Contract is $1 million.

        Will I have access to my Account Value?

        You may take amounts from your Contract's Withdrawal Value at any time up to the Annuity Date. You may surrender (i.e., cancel) your Contract at any time up to the Annuity Date, and we will pay you the Withdrawal Value.

        On the Annuity Date, we will use your Account Value to determine the amount of annuity payments that we will make.

        What general income tax consequences will I have from owning a Contract?

        A 10% percent federal income tax penalty may apply to the income portion of any distribution that you take from a Non-Qualified Contract before you are age 59 1/2, with certain exceptions. Separate tax withdrawal penalties and restrictions apply to a Qualified Contract.

        This prospectus contains more information in the FEDERAL TAX MATTERS section, including a discussion of owner control of the underlying investments in a variable annuity contract and general information on the taxation of death benefits.

        What are the charges and deductions under a Contract?

        We make the following charges and deductions:

        Daily Deductions — composed of an administrative charge at an annual rate of .25% of the daily net assets in each Separate Account Investment Option, and a mortality and expense risk charge at an annual rate of 1.25% of the daily net assets in each Separate Account Investment Option.

        Annual Deductions — composed of a contract maintenance charge of $30 if your Account Value is less than $50,000, and any charges for optional additional benefit riders.

        Premium Taxes — deductions are made for premium or other taxes payable to a state or other governmental entity when imposed by the state where you reside.

        Fund Expenses — there are deductions and expenses paid out of the assets of the Funds that are described in the prospectuses for the Funds.

        Other Expenses — currently none, but we reserve the right to impose charges for other taxes that may be payable and are attributable to the Contracts in the future.

FEE TABLE

        The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer Account Value between Investment Options. State premium taxes also may be deducted.

OWNER TRANSACTION EXPENSES:

Sales Load on Purchase Payments (as a percentage of Purchase Payments)	None
Withdrawal Charge (as a percentage of Purchase Payments)	None
Transfer Fee	None

        The next table describes the fees and expenses you will pay periodically during the time you own the Contract, not including Portfolio fees and expenses.

PERIODIC CHARGES:

Annual Contract Maintenance Charge	$30	*
Separate Account Annual Expenses (as a percentage of average Separate Account Value)
Administrative Charge	0.25%
Mortality and Expense Risk Charge	1.25%

Total Separate Account Annual Expenses	1.50%
Optional Additional Benefit Charges (as a percentage of Account Value)
Best Anniversary Value Death Benefit Rider	0.15%
Extra Protector Death Benefit Rider	0.20%
Guaranteed Minimum Income Payment Rider	0.25%
Estate Protector Death Benefit Rider	0.60%	***

*	We will waive the Annual Contract Maintenance Charge if your Contract Account Value is $50,000 or more.
***	The charge for the Estate Protector Death Benefit Rider may range from 0.20% to 0.60% of Account Value, and is currently 0.35% of Account Value.

        The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. More detail concerning each Portfolio's fees and expenses is contained in the Prospectus for each Portfolio.

        The Portfolio expenses used to prepare the next table were provided to Protective Life by the Portfolios. Protective Life has not independently verified such information. The expenses shown are based on expenses incurred for the year ended December 31, 2002. Current or future expenses may be higher or lower than those shown.

RANGE OF EXPENSES FOR THE PORTFOLIOS:

	Minimum		Maximum
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from Portfolio assets, including management fees, distribution (12b-1) fees and other expenses.	0.32%	—	1.89	%*

*	The range of Total Annual Portfolio Operating Expenses shown here does not take into account contractual and voluntary arrangements under which the Portfolios' advisers currently reimburse Portfolio expenses or waive fees. Please see the prospectus for each Portfolio for more information about that Portfolio's expenses.

EXAMPLE OF CHARGES:

        This example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. The example shows the costs of investing in the Contract, including owner transaction expenses, any annual contract maintenance fee, annual Separate Account expenses, and Portfolio operating expenses. The example assumes that you have elected the Extra Protector Death Benefit Rider, Guaranteed Minimum Income Payment Rider, and Estate Protector Death Benefit Rider. The example does not reflect transfer fees or premium taxes, which may range up to 4% depending on the jurisdiction.

        The example assumes that you invest $10,000 in the Contract for the periods indicated. The example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Portfolios (before taking into account any fee reimbursement or waiver arrangements). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$474	$1,425	$2,382	$4,793

        The example should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown.

        Appendix A contains an Accumulation Unit Value History, which consists of condensed financial information.

PROTECTIVE LIFE INSURANCE COMPANY

        Prior to January 1, 2004, the Contract was issued by First Variable Life Insurance Company ("First Variable"), an affiliate of Protective Life. On January 1, 2004, First Variable merged with and into Protective Life, and Protective Life assumed responsibility for First Variable's obligations under the Contract. A Tennessee stock life insurance company founded in 1907, Protective Life provides individual life insurance, annuities, and guaranteed investment contracts. Protective Life is currently licensed to transact life insurance business in 49 states and the District of Columbia. As of December 31, 2002, Protective Life had total assets of approximately $21.8 billion. Protective Life's principal office is located at 2801 Highway 280 South, Birmingham, Alabama 35223. Protective Life is the principal operating subsidiary of Protective Life Corporation ("PLC"), an insurance holding company whose stock is traded on the New York Stock Exchange. PLC, a Delaware corporation, had total assets of approximately $22.0 billion at December 31, 2002.

THE SEPARATE ACCOUNT

        First Variable Annuity Fund E (the "Separate Account") was established under Arkansas law on December 4, 1979; and the Separate Account has been registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"), and meets the definition of a separate account under federal securities laws. This registration does not involve supervision by the SEC of the management or investment policies or practices of the Separate Account. Previously a separate investment account of First Variable, the Separate Account was transferred to Protective Life on January 1, 2004 in connection with the merger of First Variable with and into Protective Life.

        The Separate Account's assets belong to us. These assets are held separate from other assets and are not part of our general account. The portion of the assets of the Separate Account equal to our reserves and other contract liabilities with regard to the Separate Account will not be charged with liabilities that arise from any other business we may conduct. We may transfer to our general account any assets which exceed the reserves and other contract liabilities of the Separate Account. We may accumulate in the

Separate Account the charge for mortality and expense risks and investment results applicable to those assets that are in excess of the net assets supporting the Contract. The income, gains and losses, both realized and unrealized, from the assets of the Separate Account are credited to or charged against the Separate Account without regard to any of our other income, gains or losses. The obligations under the Contract are our obligations.

        The Separate Account has several different investment options within it. We invest the assets allocated to each investment option in one Portfolio of the Funds.

        We may add other investment options to the Contracts that, in turn, may be invested in other Portfolios of a Fund, or in portfolios of other funds. We may restrict these other investment options to customers of specified distributors.

ADMINISTRATION

        We perform the Contract administration at our administrative office at 2801 Highway 280 South, Birmingham, Alabama 35223. Contract administration includes processing Owner requests, processing Purchase Payments, transfers, surrenders, and death benefit claims, performing record maintenance, and disbursing annuity income payments.

YOUR INVESTMENT OPTIONS

The Available Options

        We are no longer offering the Contract for sale to new purchasers.

        You may allocate your Purchase Payments and existing Account Value to one or more of our Separate Account investment options and/or to our Fixed Account. The currently available Portfolios for our Separate Account investment options are listed below. More complete information, including a discussion of potential risks, appears in the current prospectuses for the Funds. (The prospectuses for the Funds may also describe other portfolios that are not available under a Contract.) You should read this prospectus and the prospectuses for the Funds carefully before investing in any Separate Account investment option. There is no assurance that the stated objectives and policies of any of the Portfolios will be achieved.

AIM Variable Insurance Funds, Inc.

V.I. Capital Appreciation Fund.

        This Fund seeks to provide growth of capital. The Fund is advised by A I M Advisors, Inc.

V.I. Growth Fund.

        This Fund seeks to provide growth of capital. The Fund is advised by A I M Advisors, Inc.

American Century Variable Portfolios, Inc.

VP Value Fund.

        This Fund seeks long-term capital growth. Income is a secondary objective. The Fund is advised by American Century Investment Management, Inc.

VP Income & Growth Fund.

        This Fund seeks capital growth by investing in common stocks. Income is a secondary objective. The Fund is advised by American Century Investment Management, Inc.

VP International Fund.

        This Fund seeks capital growth. The Fund is advised by American Century Investment Management, Inc.

VP UltraSM Fund.

        This Fund seeks long-term capital growth. The Fund is advised by American Century Investment Management, Inc.

Scudder Investments VIT Funds

Scudder VIT EAFE Equity Index Fund.

        This Fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Morgan Stanley Capital International ('MSCI') EAFE® Index ('EAFE® Index') which emphasizes stocks of companies in major markets in Europe, Australasia and the Far East. The Fund is advised by Deutsche Asset Management Inc. The Fund's subadviser is Northern Trust Investments, Inc.

Scudder VIT Equity 500 Index Fund.

        This Fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poors 500 Composite Stock Price Index (the 'S&P 500 Index') which emphasizes stocks of large US companies. The Fund is advised by Deutsche Asset Management Inc. The Fund's subadviser is Northern Trust Investments, Inc.

Scudder VIT Small Cap Index Fund.

        This Fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000 Index which emphasizes stocks of small US companies. The Fund is advised by Deutsche Asset Management Inc. The Fund's subadviser is Northern Trust Investments, Inc.

Federated Insurance Series

Federated High Income Bond Fund II.

        This Fund seeks high current income. The Fund is advised by Federated Investment Management Company.

Federated Prime Money Fund II.

        This Fund seeks to provide current income consistent with stability of principal and liquidity. The Fund is advised by Federated Investment Management Company.

Federated Fund for U.S. Government Securities II.

        This Fund seeks to provide current income. The Fund is advised by Federated Investment Management Company.

Fidelity Variable Insurance Products Fund

VIP Contrafund Portfolio.

        This Fund seeks long-term capital appreciation. The Fund is advised by Fidelity Management & Research Company. The Fund's subadviser is Fidelity International Investment Advisors.

VIP Equity-Income Portfolio.

        This Fund seeks reasonable income. The Fund is advised by Fidelity Management & Research Company. The Fund's subadviser is FMR Co., Inc.

VIP Growth Opportunities Portfolio.

        This Fund seeks to provide capital growth. The Fund is advised by Fidelity Management & Research Company. The Fund's subadviser is Fidelity International Investment Advisors.

VIP Growth & Income Portfolio.

        This Fund seeks high total return through a combination of current income and capital appreciation. The Fund is advised by Fidelity Management & Research Company. The Fund's subadviser is Fidelity International Investment Advisors.

PBHG Insurance Series Fund, Inc.

PBHG Small Cap Growth Portfolio.

        This Fund seeks to provide investors with capital appreciation. The Fund is advised by Pilgrim Baxter & Associates, Ltd.

Lord Abbett Series Fund

Growth and Income Portfolio.

        This Fund seeks long-term growth of capital and income without excessive fluctuations in market value. The Fund is advised by Lord, Abbett & Co. LLC.

MFS® Variable Insurance TrustSM

MFS® Investors Growth Stock Series.

        This Fund seeks to provide long-term growth of capital and future income rather than current income. The Fund is advised by Massachusetts Financial Services Company.

MFS® Investors Trust Series.

        This Fund seeks mainly to provide long-term growth of capital and secondarily to provide reasonable current income. The Fund is advised by Massachusetts Financial Services Company.

MFS® New Discovery Series.

        This Fund seeks capital appreciation. The Fund is advised by Massachusetts Financial Services Company.

MFS® Total Return Series.

        This Fund seeks mainly to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital and secondarily to provide a reasonable opportunity for growth of capital and income. The Fund is advised by Massachusetts Financial Services Company.

MFS® Utilities Series.

        This Fund seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities). The Fund is advised by Massachusetts Financial Services Company.

Seligman Portfolios, Inc.

Seligman Communications & Information Portfolio.

        This Fund seeks capital gain. The Fund is advised by J. & W. Seligman & Co. Incorporated.

Seligman Small-Cap Value Portfolio.

        This Fund seeks long-term capital appreciation. The Fund is advised by J. & W. Seligman & Co. Incorporated.

Franklin Templeton Variable Insurance Products Trust

Templeton Growth Securities Fund.

        This Fund seeks long-term capital growth. The Fund is advised by Templeton Global Advisors Limited. The Fund's subadviser is Templeton Asset Management Limited.

Templeton Foreign Securities Fund.

        This Fund seeks long-term capital growth. The Fund is advised by Templeton Investment Counsel, LLC.

Templeton Developing Markets Securities Fund.

        This Fund seeks long-term capital appreciation. The Fund is advised by Templeton Asset Management Ltd.

Franklin Small Cap Growth Fund.

        This Fund seeks long-term capital growth. The Fund is advised by Franklin Advisers, Inc.

INVESCO Variable Investment Funds, Inc.

Invesco VIF-Dynamics Fund.

        This Fund seeks long-term capital growth. This Fund is advised by Invesco Funds Group, Inc.

Invesco VIF-Financial Services Fund.

        This Fund seeks capital growth. This Fund is advised by Invesco Funds Group, Inc.

Invesco VIF-Health Sciences Fund.

        This Fund seeks capital growth. This Fund is advised by Invesco Funds Group, Inc.

Invesco VIF-Real Estate Opportunity Fund.

        This Fund seeks capital growth. This Fund is advised by Invesco Funds Group, Inc.

        The investment objectives and policies of certain Portfolios that the Separate Account investment options invest in are similar to the investment objectives and policies of mutual funds that the investment advisers manage. Although the objectives and policies may be similar, the investment results of the Portfolios that the Separate Account investment options invest in may be higher or lower than the results of such other mutual funds. The investment advisers cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the funds have the same advisers.

        We may enter into certain arrangements under which we are reimbursed by the Portfolios' advisers, distributors and/or affiliates for the administrative services which we provide to the Portfolios. For Portfolios that pay 12b-1 fees, our affiliate, First Variable Capital Services, Inc., the principal underwriter for the Contracts, will receive 12b-1 fees deducted from Portfolio assets for providing certain distribution and shareholder support services to the Portfolio. Protective Life has entered into agreements with the investment managers or advisers of the Portfolios pursuant to which each such investment manager or adviser pays Protective Life a servicing fee based upon an annual percentage of the average daily net assets invested by the Separate Account (and other separate accounts of Protective Life and its affiliates) in the Portfolios managed by that manager or advisor. These percentages differ, and some investment managers or advisors pay us more than other investment managers or advisors. These fees are in consideration for administrative services provided to the Portfolios by Protective Life and its affiliates. Payments of fees under these agreements by managers or advisers do not increase the fees or expenses paid by the Portfolios or their shareholders. The amounts we receive under these agreements may be significant.

        Each Portfolio sells its shares to the Separate Account in accordance with the terms of a participation agreement between the appropriate investment company and Protective Life. The termination provisions of these agreements vary. Should a participation agreement relating to a Portfolio terminate, the Separate Account may not be able to purchase additional shares of that Portfolio. In that event, Owners may no longer be able to allocate Separate Account value or Purchase Payments to Investment Options investing in that Portfolio. In certain circumstances, it is also possible that a Portfolio may refuse to sell its shares to the Separate Account despite the fact that the participation agreement relating to that Portfolio has not been terminated. Should a Portfolio decide to discontinue selling its shares to the Separate Account, we would not be able to honor requests from Owners to allocate Purchase Payments or transfer Account Value to the Investment Option investing in shares of that Portfolio.

        We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Separate Account or that the Separate Account may purchase. If the shares of a Portfolio are no longer available for investment or if in our judgment further investment in any Portfolio should become inappropriate in view of the purposes of the Separate Account, we may redeem the shares, if any, of that Portfolio and substitute shares of another registered open-end management company or unit investment trust. The new portfolios may have higher fees and charges than the ones they replaced. We will not substitute any shares attributable to a Contract's interest in the Separate Account without notice and any necessary approval of the SEC and state insurance authorities.

        We also reserve the right to establish additional Investment Options of the Separate Account, each of which would invest in shares corresponding to a new Portfolio. Subject to applicable law and any required SEC approval, we may, in our sole discretion, establish new Investment Options or eliminate one or more Investment Options if marketing needs, tax considerations, or investment conditions warrant. We may make any new Investment Options available to existing Owner(s) on a basis we determine. All Investment Options and Portfolios may not be available to all classes of contracts.

        If we make any of these substitutions or changes, we may by appropriate endorsement change the Contract to reflect the substitution or other change. If we deem it to be in the best interest of Owner(s) and annuitants, and subject to any approvals that may be required under applicable law, we may operate the Separate Account as a management company under the 1940 Act, we may de-register it under that Act if registration is no longer required, or we may combine it with other Protective Life separate accounts. We reserve the right to make any changes to the Separate Account required by the 1940 Act or other applicable law or regulation.

        This prospectus generally describes only the Contract and Separate Account investment options. Because of certain exemptions, interests in our Fixed Account are not registered under the securities laws, nor have we registered the Fixed Account as an investment company. Accordingly, the protections of the federal securities laws do not apply to our Fixed Account. We will credit your Account Values in the Fixed Account with at least a minimum effective rate of interest of 3% per year. The principal, after charges and deductions, is also guaranteed. We may credit additional amounts of "current" interest in our sole discretion. New Purchase Payments and transfers from the Separate Account to the Fixed Account may each receive different current interest rate(s) than the current interest rate(s) credited to Account Value that has been previously invested in the Fixed Account. We determine current interest rates in advance, and credit interest daily to your Account Value in the Fixed Account. For each amount allocated or transferred to the Fixed Account, we apply the current interest rate for one year from the date the amount is credited to the Fixed Account. At the end of this one-year period, we reserve the right to declare a new current interest rate on this amount and accrued interest thereon (which may be a different rate than the rate that applies to new allocations to the Fixed Account on that date). We also guarantee the rate declared on this amount and accrued interest thereon at the end of the one-year period for the following calendar year. We allocate amounts from the Fixed Account for withdrawals, transfers to the Separate Account Investment Options, or charges on a last in, first out (i.e., LIFO) basis for the purpose of crediting interest.

        We bear the full investment risk for all amounts allocated or transferred to the Fixed Account. You assume the risk that interest credited to amounts in the Fixed Account may not exceed the minimum 3% guaranteed rate. We have not registered the Fixed Account with the SEC, and the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Account.

Transfers Among Investment Options

        General Requirements.  You may transfer Account Value among investment options by written request or telephone. The minimum amount you may transfer is the lesser of (a) $1,000 or (b) your entire interest in the applicable investment option. A minimum of $1,000 must remain in an investment option after a transfer. You should mail, fax or express written transfer requests to our Variable Service Center shown on the front cover of this prospectus. You can also request a transfer by phoning 1-800-228-1035.

        Transfer requests must clearly specify the amount to be transferred and the investment options affected. All transfer requests made at the same time for Separate Account investment options will be treated as a single request. The transfer will be effective at the prices we next compute after we receive the transfer request at our Variable Service Center.

        Prior to the Annuity Date, Account Value to be transferred is subject to the following:

        Unless we consent, all Purchase Payments and transfers allocated to the Fixed Account must remain in the Fixed Account for one year prior to any transfer from the Fixed Account.

        After the Annuity Date, you may make 6 transfers each Contract Year without charge, subject to certain procedures outlined in the Contract:

  •
  from one or more Separate Account investment options to other Separate Account Investment Options; or

  •
  to the Fixed Account.

        No transfers are permitted from the Fixed Account to the Separate Account once annuity payments begin.

        Automatic Transfer Programs.  You can participate in automatic transfer arrangements, including dollar cost averaging and asset rebalancing programs. You initiate these programs by making a written or telephone request to our Variable Service Center. We make the automatic transfers on the last business day of whichever of the following intervals you request: quarterly, semi-annually, annually, monthly (for dollar cost averaging only), or at any other interval that we approve. You may make a request to us, at any time, to have automatic transfers terminated.

        Automatic transfers from the Fixed Account are subject to the restrictions described above in General Requirements (except that, for dollar cost averaging only, you can transfer up to 100% of your Account Value in the Fixed Account within one Contract Year if you have selected the monthly interval). We currently do not charge you for an automatic transaction program, although we reserve the right to do so in the future.

        The dollar cost averaging program permits transfers from the FIS Prime Money Fund II investment option or the Fixed Account to other Separate Account investment options on a regularly scheduled basis. Such systematic transfers may prevent investing too much when the price of securities is high or too little when the price is low. There is no guarantee of this, however.

        Also, since systematic transfers, such as dollar cost averaging, involve continuous investment regardless of fluctuating price levels, you should consider your ability to continue purchases through all phases of the market cycle.

        The minimum amount, for each dollar cost averaging transfer, is $100. You must have $1,200 of Account Value in the FIS Prime Money Fund II investment option or the Fixed Account, as applicable, before a "dollar cost averaging" program may begin. Transfers from the Fixed Account are also subject to the restrictions above, except that 100% of amounts in the Fixed Account may be systematically transferred before the Annuity Date if transfers are made monthly for a one-year period.

        The asset rebalancing program enables you to select the percentage levels of Account Value you wish to maintain in particular investment options. At the intervals you select, we will automatically rebalance your Account Value to maintain the indicated percentages by transfers among the investment options. You must include all of your Account Value allocated to the Separate Account investment options in any asset rebalancing program.

        Other investment programs, such as systematic transfers and systematic withdrawals, or other transfers or withdrawals may not work well in concert with the asset rebalancing program. Therefore, you should monitor your use of these programs while the asset rebalancing program is being used. Currently, dollar cost averaging and automatic account rebalancing may not be in effect simultaneously.

        We currently do not charge for enrolling in these programs, but we reserve the right to do so.

        Restrictions on Transfers.  During the Accumulation period, generally, you may make an unlimited number of transfers in any Contract Year. Frequent requests to transfer, however, may have a detrimental effect on the value of Portfolio shares held in the Separate Account. We may therefore limit the number of permitted transfers in any Contract Year, or refuse to honor any transfer request for an owner or a group of owners, if:

  •
  the purchase of shares of one or more of the Portfolios is to be restricted because of excessive trading; or

  •
  if a specific transfer or group of transfers is deemed to have a detrimental effect on Account Value or Portfolio share prices.

        We may also at any time suspend or cancel acceptance of third party transfer requests on behalf of an Owner; or restrict the Investment Options that will be available for such transfers. Notice will be provided to the third party in advance of the restrictions. We will not impose any restrictions, however, if we have received satisfactory evidence that:

  •
  you, as Owner, have appointed the third party to act on your behalf for all financial affairs; or

  •
  a court of competent jurisdiction has appointed the third party to act on the Owner's behalf.

        We also reserve the right at any time and without prior notice to otherwise modify, suspend or stop the transfer privileges.

        To the extent that we impose transfer restrictions, we apply them consistently to all Owners without waiver or exception.

Mixed and Shared Funding

        We buy shares of the Funds for the Separate Account in connection with the Contracts, and for allocation to separate accounts funding variable annuity policies and other variable life insurance policies issued by us. The Funds offer shares to other insurance companies and to other separate accounts, either affiliated or unaffiliated with us, for the same purpose. In addition, the Funds may sell shares to certain pension and retirement plans qualifying under Section 401 of the Internal Revenue Code of 1986. In the future, it may conceivably become disadvantageous for variable life insurance separate accounts and/or qualified plans and variable annuity separate accounts to invest in one or more of the Portfolios simultaneously, if the interests of variable life insurance and variable annuity policy owners and/or qualified plans differ. The boards of trustees of the Funds intend to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, they or the insurance companies or qualified plans should take in response.

MORE ABOUT CHARGES AND DEDUCTIONS

Daily Deductions

        Each Business Day, we deduct an administrative charge and a mortality and expense risk charge, both before and after the Annuity Date, that we calculate as a percentage of your Contract's net assets in each Separate Account investment option. The annual rate for the administrative charge is 0.25%, and the annual rate for the mortality and expense risk charge is 1.25%.

Annual Deductions

        At the end of each Contract Year, we make an annual deduction from each Contract's Account Value. We make the deduction from your Investment Options in proportion to the amount of your Account Value in each (i.e., on a "pro-rata basis") or by any other method you select and we approve.

        For example, we will permit you to have deductions first taken from one or more pre-selected investment options. You may also request deductions to first be taken from the Separate Account investment option that has had the best investment performance over the prior Contract Month.

        The annual deductions are generally taken on each Contract Anniversary, based on your Account Value at that time. If your Annuity Date is not a Contract Anniversary, however, we will calculate the annual deductions on the Annuity Date. Similarly, if you surrender your Contract, or make a total withdrawal at a time other than a Contract Anniversary, we will calculate the annual deductions on the transaction date.

        The annual deductions include the following charges:

        Annual Contract Maintenance Charge.  This charge is $30.00 per Contract Year for each Contract Year during the Accumulation Period. We will waive this charge for a Contract Year if your Account Value for that year is $50,000 or more.

        Optional Additional Benefit Charges.  We will deduct additional amounts if you elected to add optional additional benefit riders to your Contract. Charges for the riders will be separately stated in your Contract. The charges for currently offered riders are: 0.15% of your Account Value for the Best Anniversary Value Death Benefit Rider; 0.20% of your Account Value for the Extra Protector Death Benefit Rider; 0.25% of your Account Value for the Guaranteed Minimum Income Payment Rider; and 0.20% to 0.60% of your Account Value for the Estate Protector Death Benefit Rider. The charges for a rider are not taken for any Contract Year that begins after:

  •
  the date annuity payments begin; or

  •
  the date the rider otherwise terminates.

Premium Taxes

        We will deduct premium taxes or other taxes payable to a state or other governmental entity from your Contract. Some states assess premium taxes at the time Purchase Payments are made; others assess premium taxes at the time annuity payments begin. We currently intend to deduct premium taxes when incurred. Premium taxes generally range from 0% to 4%.

Other Charges and Expenses

        Fund Expenses.  Our Separate Account purchases shares of the Portfolios of the Funds at net asset value, which reflects investment management fees, other operating expenses and any expense reimbursement paid by an investment adviser to the applicable Portfolio. (See the Portfolios' prospectuses for more information on Portfolio fees and expenses.)

        Income Taxes.  While we currently do not reduce Account Value for federal income taxes of the Separate Account, we reserve the right to do so, if we determine that we will incur a tax because of the operation of the Separate Account. We will deduct for any income taxes incurred as a result of the operation of the Separate Account whether or not our possible reserve for taxes was sufficient.

        We will deduct any withholding taxes required by applicable law when amounts are distributed from a Contract.

        Special Service Fees.  We do not charge you for special services, such as additional reports, dollar cost averaging, and asset rebalancing. Although we do not currently intend to do so, we reserve the right to charge you for these special services in the future.

Elimination, Reduction or Refund of Charges and Deductions

        We may eliminate, reduce, or refund any charges and deductions on a Contract when sales of Contracts are made to certain individuals or to group and sponsored arrangements. We will do this when we expect savings of sales, administration or other expenses, or a reduction in the level of risks we expect to assume under the Contracts. (This prospectus describes such groups under "Group and Sponsored Arrangements" below.) We determine any such adjustment to charges and deductions after examination of relevant factors such as:

  •
  the size and type of group, because large numbers of Contracts tend to lower our per-Contract expenses;

  •
  the total amount of Purchase Payments to be received, because certain expenses tend to be a smaller percentage of larger Purchase Payments;

  •
  any prior or existing relationship we have with the purchaser, because of the likelihood of reduced marketing and implementation expenses;

  •
  other circumstances, of which we are not presently aware, which could result in reduced expenses; and

  •
  after a Contract is issued, if we anticipate expenses for later Contract Years that are lower than initially projected.

        We also may eliminate, reduce or refund charges and deductions when we issue a Contract to an officer, director, employee or agent of ours or any of our affiliates. We do not, however, guarantee any adjustment in charges and deductions, and any adjustment may vary by group.

        All adjustments will be made under our uniform administrative rules then in effect. In no event will adjustments to charges or deductions be permitted if the adjustment would be unfairly discriminatory to any person.

        Group and Sponsored Arrangements.  Group arrangements include those in which a trustee, employer, association or similar entity purchases individual Contracts covering a group of individuals on a group basis. An example of such an arrangement is a nontax qualified deferred compensation plan. Sponsored arrangements include those in which an employer, an association or similar entity permits the Company to offer Contracts to its employees or members on an individual basis.

        Gender-Neutral Policies.  In 1983, the United States Supreme Court decided in Arizona Governing Committee vs. Norris that certain annuity contracts may not be used to fund certain employee benefit programs where the contracts provided values and benefits that varied with the gender of the participant.

We may therefore offer Contracts that do not vary by gender for use in connection with certain employee benefit programs. We recommend that any employer proposing to offer the Contracts to employees under a group or sponsored arrangement consult its attorney before doing so.

        We may also offer the Contract with provisions and charges that are gender neutral in states where required, and where the "unisex" version of the Contract has been approved. Currently, the State of Montana prohibits the use of actuarial tables that distinguish between men and women in determining premiums and annuity benefits.

Purpose of Contract Charges

        We have designed the Contract charges to cover our direct and indirect costs of selling, administering and providing benefits under the Contracts. Taken together, these charges are also designed to compensate us for the risks we assume. These include:

  •
  mortality risks (such as the risk that Contract owners may, on average, die before we expect, or Annuitants may, on average, live longer than we expect, thereby increasing the amount of claims we must pay);

  •
  investment risks (such as the risk that adverse investment performance will make it more costly for us to provide the death benefits under the Contracts or reduce the amount of our asset-based fee revenues below what we anticipate);

  •
  sales risks (such as the risk that we sell fewer Contracts and receive lower net revenue than we expect, thereby depriving us of expected economies of scale);

  •
  regulatory risks (such as the risk that tax or other regulations may be changed in ways adverse to issuers of annuity contracts); and

  •
  expense risks (such as the risk that the costs of administrative services that we must provide will exceed what we currently project).

        If, as expected, the charges we collect from the Contracts exceed our total costs concerning the Contracts, we earn a profit. Otherwise, we incur a loss. We may use any profit to finance distribution and other expenses. We have set the current and maximum rates of certain of our charges with reference to estimates of the amount of specific types of expenses or risks that we will incur. In some cases, this prospectus identifies such expenses or risks in the name of the charge: e.g., the administrative charge, contract maintenance charge, and mortality and expense risk charge.

        However, the fact that any charge bears the name of a particular expense or risk does not mean the amount we collect from that charge will never be more than the amount of such expense or risk. It also does not mean that we may not be compensated for such expense or risk out of any other charges deducted under terms of the Contracts.

THE CONTRACT

Application and Issuance of a Contract

        If you wish to purchase a Contract, you must submit an application to our Variable Service Center, together with the minimum required initial Purchase Payment. You select:

  •
  the Annuitant, Annuity Date, and Annuity Option;

  •
  the investment options to which we will allocate your Purchase Payment;

  •
  the Beneficiary who will receive death benefits under the Contract if you die during the Accumulation Period; and

  •
  any optional additional benefit riders.

        We generally will not issue Contracts to owners and Annuitants older than age 85. We will review an application under our underwriting rules, and we may request additional information or reject the application. We will not retain a Purchase Payment for more than 5 business days while processing an incomplete application unless the purchaser has authorized us to do so. If we decline an application, we will refund any Purchase Payment made.

        If you or the Annuitant is older than age 70 1/2, you should consult with a qualified tax adviser on the impact of minimum distribution requirements under your tax-qualified retirement plan before purchasing a Qualified Contract. Any required annual minimum distribution amount should be withdrawn from your existing tax qualified retirement plan before amounts are transferred to purchase a Qualified Contract. (See "FEDERAL TAX MATTERS — Withdrawals from Qualified Contracts.")

        "Free Look Right".  You have the right to review your Contract during an initial inspection period specified in the Contract and, if dissatisfied, to return it to us or to the agent through whom you purchased it. We will refund the Account Value on a Contract returned during the permitted period, unless state law requires a different amount. The "free look" period is typically 10 days, but may be greater depending on state requirements.

Purchase Payments

        Your initial Purchase Payment is due on the Contract Date and is generally required to be at least $20,000 for Non-Qualified Contracts and $2,000 for Qualified Contracts. Each subsequent Purchase Payment is generally required to be $500. We reserve the right to decline any Purchase Payment, and, unless we consent otherwise, the maximum permitted additional Purchase Payment is $1 million. We do not always receive your Purchase Payments on the day you send them or give them to your sales representative.

Allocation of Purchase Payments

        General.  We allocate the Purchase Payments you make (after any deductions) to the investment options you select. We use "Accumulation Units" to keep track of your interest in any Separate Account investment option you select. We determine the number of Accumulation Units credited to a Contract by dividing the amount allocated to a Separate Account investment option by the value of the applicable Accumulation Unit next determined after receipt of your purchase payment. We calculate Accumulation Unit Values as of the end of each Business Day. Investment performance of the Portfolios, Portfolio expenses, and the deduction of certain Contract charges will affect Accumulation Unit Values. Purchase Payments allocated to the Fixed Account are credited in dollars. Purchase Payments are generally allocated to the Separate Account or the Fixed Account as of the later of the Contract Date or the date we receive your payment.

        Delayed Investment Allocation Date.  We reserve the right to allocate Purchase Payments to the FIS Prime Money Fund II investment option for an investment delay period before they will be invested (together with any investment gain) in any other investment option(s) you designate. In that case, we would reallocate your Account Value to the investment options you have selected at the end of your Contract's "free look" period. We would measure the investment delay period from the date your Contract is issued from our Variable Service Center and would include up to 5 extra days in addition to the applicable "free look" inspection period to provide time for mail or other delivery of the Contract to you.

        If we elect to delay your investment allocation date, your Contract will contain a provision to that effect.

Telephone Transactions

        You may initiate various transactions by calling 1-800-228-1035. These are: transfers of Account Value, notification of a change in your address, change of premium allocations among investment options, partial withdrawal requests, and systematic withdrawals. You may authorize your representative to make these calls on your behalf.

        If you own a Contract jointly with another owner, unless both owners have advised us to the contrary, we will accept instructions from either one of the joint owners.

        We will use reasonable procedures (such as requiring identifying information from the caller, tape recording the telephone instructions, and providing written confirmation of the transaction) in order to authenticate instructions communicated by telephone. You will be responsible for any telephone instructions we reasonably believe to be genuine. Therefore, you will bear any losses arising from any errors in the communication of instructions. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable to you for any losses due to dishonored or fraudulent instructions. We may modify or terminate our procedures for telephone transactions at any time.

CONTRACT BENEFITS AND VALUES

Determination of Account Value

        Your Account Value under a Contract includes its value in the Separate Account and in the Fixed Account. Your Account Value in a Separate Account investment option at any time before the Annuity Date equals the number of Accumulation Units you hold in that option multiplied by the then-current value of one such Accumulation Unit. We compute this value in such a way that the investment return on your Account Value in any Separate Account investment option will differ from the total return achieved by the underlying Portfolio only by the amount of the charges and deductions we make under your Contract from that investment option.

        Your Account Value in the Fixed Account investment option earns fixed rates of interest as described elsewhere in this prospectus. Your Account Value in the Fixed Account will increase by the amount of such interest, but will decrease by the amount of any charges or deductions that we take from that account for your Contract.

        Your Account Value in any investment option will also vary by the amount of transfers we make among those components of Account Value in response to requests that you make. Your Account Value in each investment option also will increase by the amount that you direct to that option from your purchase payments and will decrease by the amount of any withdrawals that you take from that option (including any applicable withdrawal charges).

Death Benefits Before the Annuity Date

        Death of the Annuitant.  We generally do not pay a death benefit if you are not the Annuitant and the Annuitant dies before the Annuity Date. Instead, you may designate a new Annuitant within 30 days of the Annuitant's death. If you do not, you will become the Annuitant. If you are a non-natural person, however, the death of the Annuitant is treated as your death and a new Annuitant cannot be designated.

        Death of the Owner.  If we receive proof that the Owner or Joint Owner has died before the Annuity Date, we will pay a death benefit to the Beneficiary. (If you are a non-natural person, we will consider the Annuitant to be "you" for purposes of determining a death benefit.) The death benefit is determined at the close of the Business Day on which we receive due proof of death at the Variable Service Center. You may elect for the death benefit to be paid in a single sum or under one of our other Annuity Options. If no such election is in effect, the Beneficiary may make an election during a 60-day period following our receipt of proof of death. We will hold up payment of the death benefit in the meantime. If no election is made during the 60-day period, we will pay the death benefit in a single sum.

        If the Beneficiary is your spouse, he or she may elect to become the owner of your Contract. If so, the Contract will continue in effect and we will not then determine a death benefit. We will pay the entire death benefit within 5 years of the date of your death unless the Beneficiary elects to have the death benefit payable under an Annuity Option based on his or her life or lifetime expectancy; and distributions start within one year after the date of death.

        The death benefit amount is the greater of:

  •
  the BASIC DEATH BENEFIT; or

  •
  the death benefit amount under any optional death benefit rider in effect.

        If your Contract is owned jointly:

  •
  we will determine a death benefit only when the first owner dies before the Annuity Date; and

  •
  the optional death benefit riders will not be available.

        BASIC DEATH BENEFIT.  The Basic Death Benefit before the Annuity Date is the greater of:

  •
  your adjusted purchase payments (i.e., all amounts you paid for your Contract less any withdrawals of Account Value, and less any charges on your withdrawals of Account Value); or

  •
  the current Account Value.

        OPTIONAL DEATH BENEFIT RIDERS.  We intend to offer one or more optional death benefit riders subject to regulatory approval in your local area and to our underwriting and issuance standards. For more complete information about the following riders and their availability, you should consult your sales representative or request a copy of the form of the rider in which you are interested. Coverage under these riders provides our guarantee of a minimum death benefit amount. The guaranteed amount will vary by the form of rider you select. Annual Deductions from your Account Value increase if you purchase an optional death benefit rider.

        You may generally select an optional death benefit rider only at the time you purchase a Contract. We may also offer one or more optional death benefit riders from time to time after you purchase a Contract.

        BEST ANNIVERSARY VALUE DEATH BENEFIT.  To elect the Best Anniversary Value Death Benefit Rider, the owner must be age 79 or younger when the Contract is issued. The Best Anniversary Value Death Benefit before the Annuity Date is based on the maximum adjusted Anniversary Value Death Benefit we previously determined prior to your death:

  •
  plus the sum of any purchase payments you paid for your Contract after our last determination date prior to the date of your death; and

  •
  less any withdrawals of Account Value after our last determination date prior to the date of your death; and

  •
  less any charges on these withdrawals.

        On the Contract Date, the Anniversary Value Death Benefit is equal to the Account Value. We determine an Anniversary Value Death Benefit Value on each Contract Anniversary Date up to the Contract Anniversary on or next following your 80th birthday. The Anniversary Value Death Benefit is based on your Contract's then current Account Value, adjusted for any Purchase Payments you made, and the amount of withdrawals (and charges on withdrawals) taken from Account Value. As set forth above, we will also adjust any previously determined Anniversary Value Death Benefit at that time to reflect Purchase Payments, withdrawals of Account Value, and charges on these withdrawals, from the date of our last determination.

        The BEST ANNIVERSARY VALUE DEATH BENEFIT ends on the Annuity Date. Unless we agree otherwise, it will also end if you change the owner of your Contract.

        EXTRA PROTECTOR DEATH BENEFIT.  To elect the Extra Protector Death Benefit Rider, the owner must be age 79 or younger when the Contract is issued. The Extra Protector Death Benefit before the Annuity Date is the higher of:

  •
  the maximum adjusted Anniversary Value Death Benefit; or

  •
  a "roll-up value" that we compute as described below.

        We compute the maximum adjusted Anniversary Value Death Benefit in the same manner as under the Best Anniversary Value Death Benefit rider. The "roll-up value" is the sum of:

  •
  your adjusted Purchase Payments (i.e., all amounts you paid for your Contract less any withdrawals of Account Value, and less any charges on your withdrawals of Account Value); and

  •
  interest accumulated at an annual rate of 5.0% to the date of your death.

        The EXTRA PROTECTOR DEATH BENEFIT ends on the Annuity Date. Unless we agree otherwise, it will also end if you change the owner of your Contract.

        ESTATE PROTECTOR DEATH BENEFIT.  To elect the Estate Protector Death Benefit Rider, the Owner must be age 79 or younger when the Contract is issued. If the Owner is 60 years old or less on the Contract Date, the Estate Protector Death Benefit before the Annuity Date is:

  •
  the Death Benefit under the Contract without regard to the Estate Protector Death Benefit plus

  •
  the Account Value calculated as of the Death Benefit Date minus Purchase Payments, and that amount multiplied by 40%.

        If the Owner is more than 60 years old but less than 80 years old on the Contract Date, the Estate Protector Death Benefit before the Annuity Date is:

  •
  the Death Benefit under the Contract without regard to the Estate Protector Death Benefit plus

  •
  the Account Value calculated as of the Death Benefit Date minus Purchase Payments, and that amount multiplied by 25%.

        The maximum benefit payable as a result of this rider shall not exceed the amount of net Purchase Payments.

        The ESTATE PROTECTOR DEATH BENEFIT ends on the Annuity Date. Unless we agree otherwise, it will also end if you change the owner of your Contract. The Estate Protector Death Benefit is not available for use with an IRA contract (including Roth IRAs).

Surrender and Withdrawals

        Surrender.  You may surrender your Contract for its entire Withdrawal Value at any time before the Annuity Date by sending a signed written request conforming to our administrative procedures to our Variable Service Center. We calculate the Withdrawal Value as of the close of the Business Day when your surrender request is received at our Variable Service Center. The Withdrawal Value equals your Account Value reduced by any taxes not previously deducted, and by any annual deductions for the Contract Year. Our liability to pay any death benefit ends when you surrender your Contract.

        Withdrawals.  You may make a partial withdrawal of the Contract's Withdrawal Value before the Annuity Date. Each partial withdrawal must be for an amount which is not less than $1,000 or, if smaller, the remaining value in the Sub-Account or Fixed Account. The remaining value in each Sub-Account or the Fixed Account from which a partial withdrawal is requested must be at least $1,000 after the partial withdrawal is completed.

        We will take any withdrawals from your Contract's investment options on a pro-rata basis, unless you make a request in writing in advance for a different method. We reserve the right to approve or disapprove any such request.

        Systematic Withdrawals.  You may elect to take partial withdrawals under a systematic withdrawal program by either written or telephone request. Under the program, systematic withdrawals are made on the same day (or next Business Day) of each month or quarter. Systematic withdrawals may be transferred automatically to your bank account if your bank is a member of the Automated Clearing House (ACH). Systematic withdrawals are not allowed simultaneously with a dollar cost averaging program.

        We do not currently impose a fee for systematic withdrawals, but may do so in the future.

        We reserve the right to modify, suspend or eliminate the systematic withdrawal program at any time.

Payment of Proceeds

        We ordinarily will pay any Withdrawal Value (or death benefit proceeds) from the Separate Account investment options within 7 days after receipt by our Variable Service Center of a request (or proof of death), and all other required elections and documentation in a form satisfactory to us. However, we may delay payment or transfers from a Separate Account investment option in certain circumstances. (See "Suspension of Payments and Transfers").

        Tax Withholding and Tax Penalties.  All distributions from your Contract, or portions thereof, which are included in your gross income are subject to federal income tax withholding. We will generally withhold federal taxes at the rate of 10% from each distribution, unless you have previously provided us with a written election not to have taxes withheld or to have taxes withheld at a different rate. Mandatory withholding rules apply to certain distributions from Qualified Contracts issued to 403(b) plans and 401 plans. Additionally, the Internal Revenue Code provides that a 10% penalty tax may be imposed on certain early surrenders and withdrawals. See the FEDERAL TAX MATTERS section of this prospectus for a general discussion.

Annuity Benefits

        General.  We will make annuity payments after the Annuity Date to the Annuitant unless you designate a different payee when you purchase a Contract. You may also designate a payee, or change a previously designated payee, by sending a written notice to the Variable Service Center at least 7 days before the Annuity Date.

        Annuity Options.  You elect the Annuity Option and may change it by written request to our Variable Service Center at least 30 days before the Annuity Date. If no Annuity Option election is in effect 30 days before the Annuity Date, we will make Annuity payments under Option B as a life Annuity with a 120 month period certain.

        You can choose from the following Annuity Options, or any other option we approve:

        OPTION A. Life Annuity:  Monthly payments during the lifetime of the Annuitant. Annuity payments cease when the Annuitant dies.

        OPTION B. Life Annuity with Periods Certain of 60, 120, 180 or 240 Months:  Monthly payments during the lifetime of the Annuitant, and in any event guaranteed for 60, 120, 180 or 240 months certain, as selected.

        OPTION C. Joint and Survivor Annuity:  Monthly payments during the joint lifetime of the Annuitant and a designated second person. At the death of either payee, Annuity payments continue to the survivor payee. The survivor's Annuity payments will equal 100%, 75%, 66 2/3% or 50% of the amount payable during the joint lifetime, as chosen.

        OPTION D. Joint and Contingent Annuity:  Monthly payments during the lifetime of the Annuitant and continued during the lifetime of a designated second person, if alive, after the Annuitant's death. The second person's Annuity payments will equal 100%, 75%, 66 2/3% or 50% of the amount payable, as chosen.

        OPTION E. Fixed Payments for a Period Certain:  Monthly payments of a fixed amount for any specified period (at least 5 years but not exceeding 30 years), as chosen.

        Form of Annuity Payments.  Annuity Options A, B, C & D are available for "fixed" Annuity payments, "variable" Annuity payments or a combination of both. Annuity Option E is available for fixed Annuity payments only. You may make a selection of the form of Annuity payments by sending a written request to our Variable Service Center no later than 7 calendar days before the Annuity Date. If you do not, we will make a combination of fixed Annuity payments and variable Annuity payments to reflect the allocation of your Account Value among the Fixed Account and the Separate Account investment options. (We will, however, transfer your Account Value to the Fixed Account before making payments under Annuity Option E.)

        Annuity Date.  You select the Annuity Date when you purchase a Contract, and may later change it by sending a written request to our Variable Service Center at least 30 days before the existing Annuity Date.

        Although we do not restrict when the Annuity Date may occur, if the selected Annuity Date occurs when the Annuitant is at an advanced age, such as over Age 85, it is possible that the Contract will not be considered an annuity for federal tax purposes. If your Contract is a Qualified Contract, you should select an Annuity Date that is consistent with the requirements of your tax-qualified retirement plans. A qualified tax advisor should be consulted for more information.

        Annuitization Bonus.  We will increase your Account Value by an "Annuitization Bonus" when Account Value is applied to an Annuity Option. The increase will be based on your Account Value at the end of the Business Day immediately preceding the Annuity Date.

        We determine the Annuitization Bonus rate for a Contract at the time of issue, but the Bonus may be modified, reduced or eliminated for subsequently issued Contracts. On the date of this prospectus, the Annuitization Bonus rate is 3% of Account Value. We will pro-rate any increase among your Contract's investment options on the Annuity Date. Under current federal income tax rules, this increase is deemed "income" on a Contract. (See "FEDERAL TAX MATTERS").

        Calculation of Annuity Payments.  The initial dollar amount of an Annuity payment is based on the Account Value (except as provided in your Contract) applied to a specific Annuity Option and the annuity tables in your Contract. The annuity tables for variable Annuity payments are based on a 3% assumed investment rate. If the actual net investment rate exceeds 3%, variable Annuity payments increase. Conversely, if the actual rate is less than 3%, variable Annuity payments decrease. Variable Annuity payments will reflect the performance of your Contract's Separate Account investment options. Other assumed investment rates may be available.

        We reserve the right to pay Annuity payments in one sum when the remaining payments are less than $5,000 (or other minimum amount we may establish), or when the Annuity option elected results in periodic payments of less than $200. ($100 if a combination of Fixed and Variable Annuity is selected).

        Guaranteed Minimum Income Payment Rider.  To elect the Guaranteed Minimum Income Payment Rider, the owner must be age 79 or younger when the Contract is issued. This optional additional benefit guarantees a minimum fixed lifetime Annuity payment for an additional annual charge. You may select this rider only at the time you purchase a Contract, and you may elect to begin payments under this rider only within a 30-day period following the 7th or later Contract Anniversary. In addition, payments under the rider may not begin until the Anniversary Date on or immediately following the Annuitant's 60th birthday, nor may they begin after the Annuitant's 91st birthday.

        Guaranteed Monthly Income Payments are made either:

  •
  for the lifetime of a single Annuitant or for 120 months, whichever is longer; or

  •
  for the lifetime of two Annuitants or for 240 months, whichever is longer.

        GMIP VALUE.  The amount of a fixed annuity payment payable as a Guaranteed Minimum Income Payment is based on the "GMIP Value," less any premium taxes, that is applied to the GMIP Annuity Tables stated in the rider.

        We determine a GMIP Value each year up to, and including, the Anniversary Date on or immediately following the Annuitant's 80th birthday (the "Age 80 Anniversary Date"). After that, the GMIP Value is based on GMIP Value on the Age 80 Anniversary Date:

  •
  plus any Purchase Payments we receive after the Age 80 Anniversary Date; and

  •
  less a proportional reduction for any withdrawals of Account Value after the Age 80 Anniversary Date.

        The GMIP Value up to the Age 80 Anniversary Date is the greater of:

  •
  the "Best Anniversary Value" in effect; or

  •
  the "Roll-Up Value" in effect.

        Best Anniversary Value — based on the highest "Anniversary Value Amount" in effect. We determine an Anniversary Value Amount, and adjust previously determined Anniversary Value Amounts, each year up to, and including, the Age 80 Anniversary Date. An Anniversary Value Amount equals the Account Value at the time of determination. Previously determined Anniversary Value amounts reflect:

  •
  an increase for any Purchase Payments we received since our last determination; and

  •
  a proportional reduction for any withdrawals of Account Value since our last determination.

        Roll-Up Value — based on:

  •
  Purchase Payments; and

  •
  a proportional reduction for any withdrawals of Account Value (including charges) attributable to Purchase Payments; and

  •
  interest accumulated at an annual rate of 5.0%.

        Proportional Reductions — based on the ratio that a withdrawal of Account Value, including charges on the withdrawal, bears to the total Account Value before the withdrawal.

        GMIP Annuity Tables — based on the 1983a Annuity Mortality Table (40% Male, pivotal age 65) and a benchmark rate of 2.5% per year, compounded annually. The level of income provided under these tables is based on conservative actuarial factors, and may often be less than the level that would be provided by applying the Account Value to other tables. If more favorable to the Annuitant, we will determine monthly income by applying Account Value to our current fixed annuity payment rates for the annuity option selected.

        GMIP Value does not guarantee performance of any investment option in your Contract, and cannot be used to increase the amounts available for withdrawal, surrender, or as a death benefit before the Annuity Date. The GMIP Value is not increased by the amount of any Annuitization Bonus.

Death Benefits after the Annuity Date

        Death of the Annuitant.  Any remaining Annuity payments under Annuity Options B or E are made to the Beneficiary. The Beneficiary may elect to receive the commuted value of the remaining Annuity

Payments in a single sum instead. We determine the commuted value by discounting the remaining Annuity Payments at the then current interest rate used for commutation.

        Death of the Owner.  No death benefits are provided under a Contract if you die after the Annuity Date, unless you are also the Annuitant and Annuity payments are made under Annuity Options B or E. Upon the death of an Owner on or after the Annuity Date, any remaining Annuity payments will be made at least as rapidly as prior to the Owner's death.

OTHER PROVISIONS OF THE CONTRACT

Misstatement of Age or Sex

        If the age or sex of the Annuitant is misstated, we may change the annuity benefits to those that correspond with the correct age and sex.

        If the misstatement is discovered after the Annuity Date:

  •
  we will deduct any overpayments against remaining annuity payments; and

  •
  we will add interest to any underpayments at the rate of 6% per year, compounded annually, and pay the amount in a single sum with the next Annuity Payment.

Owner and Beneficiary

        Owner.  The Contract application names the Contract owner, who in turn may name a new owner at any time before the Annuity Date. At the death of the owner, the designated Beneficiary becomes the owner. Because the owner has the authority to exercise most rights under a Contract, this prospectus generally refers to the owner when it refers to "you" or "your."

        We will permit the Contract to be owned jointly if one owner is the spouse of the other, and we will generally assume that each owner has the authority to act for all owners. However, we may require the written consent of all owners for certain transactions, such as an assignment of a Contract.

        Beneficiary.  The Contract application also names the Beneficiary under the Contract and any contingent Beneficiary. You may change the Beneficiary of the Contract (other than an irrevocably named Beneficiary) at any time before death benefits are payable. If your Contract is owned jointly by two spouses, we will treat each spouse as the designated beneficiary for any death benefits that may be payable upon the death of the other, unless you tell us otherwise.

        Changes and Assignments.  A change of owner or Beneficiary requires a written request satisfactory to us that is dated and signed by all of the owners. The change will take effect on the date it is signed, but is subject to all payments made and actions taken by us under the Contract before we receive the request at our Variable Service Center.

Assignments

        The owner may assign (transfer) the owner's rights in a Contract to someone else. An assignment requires a written request signed by all of the Contract's owners. An assignment will take effect only when we record it at our Variable Service Center. We have no responsibility for any assignment not submitted for recording; nor for the sufficiency or validity of any assignment.

        Unfavorable tax consequences, including recognition of taxable income and the imposition of a 10% penalty tax may result from transferring ownership or making an assignment. In addition, Qualified Contracts owned by tax-qualified retirement plans may be subject to mandatory assignment restrictions. Therefore, you should consult with a qualified tax adviser before transferring your Contract.

Change of Annuitant Designation

        The Owner may designate a new Annuitant before the Annuity Date, but not if a non-natural person owns the Contract.

Texas Optional Retirement Program

        A Contract issued to a participant in the Texas Optional Retirement Program ("ORP") contains an ORP endorsement that amends the Contract to provide that:

  •
  if for any reason a second year of ORP participation is not begun, the total amount of the State of Texas' first-year contribution will be returned to the appropriate institute of higher education upon its request; and

  •
  no benefits will be payable, through surrender of the Contract or otherwise, until the participant dies, accepts retirement, terminates employment in all Texas institutions of higher education or attains the age of 70 1/2.

        The value of the Contract may, however, be transferred to other contracts or carriers during the period of ORP participation. A participant in the ORP is required to obtain a certificate of termination from the participant's employer before the value of a Contract can be withdrawn.

Voting Rights

        We will vote the shares of the Portfolios held by the Separate Account at regular or special meetings of the Portfolio's shareholders in accordance with instructions received from you and other owners having the voting interest in the affected Portfolio(s). We compute the number of votes that an owner has the right to instruct for a particular Portfolio by dividing the owner's Account Value in that Portfolio by that Portfolio's net asset value per share. We will vote a Portfolio's shares held in our Separate Account for which we do not receive instructions, as well as shares held in our Separate Account that are not attributable to owners in the same proportion as we vote that Portfolio's shares held in the Separate Account for which we have received instructions.

Suspension of Payments or Transfers

        We usually make payments for death benefits, surrenders, withdrawals, or transfers from the Separate Account Investment Options within seven (7) calendar days. We reserve the right to suspend or postpone payments for death benefits, surrenders, withdrawals, or transfers from the Separate Account investment options for any period when:

  •
  the New York Stock Exchange is closed;

  •
  trading on the New York Stock Exchange is restricted;

  •
  an emergency exists that makes it impracticable to dispose of Separate Account securities or determine the Separate Account net asset values; or

  •
  any other period when so ordered by the SEC for the protection of Owners.

        We reserve the right to defer payment for a withdrawal or transfer from the Fixed Account for the period permitted by law, but not for more than six months after we receive the transaction request.

Suspension of Contracts

        If mandated under applicable law, we may be required to reject a Purchase Payment. We also may be required to provide additional information about your account to government regulators or law enforcement authorities. In addition, we may be required to block an Owner's account and thereby refuse to pay any request for transfers, withdrawals, or death benefits until instructions are received from the appropriate regulator or law enforcement authorities.

DISTRIBUTION AND OTHER AGREEMENTS

        First Variable Capital Services, Inc. ("FVCS"), 2801 Highway 280 South, Birmingham, Alabama, 35223, acts as principal underwriter and distributor of the Contracts. FVCS, our wholly owned subsidiary, was incorporated in Arkansas on July 26, 1991. It is registered with the SEC as a broker/dealer under the Securities Exchange Act of 1934 and is a member of the NASD, Inc. We offer the Contracts on a continuous basis. While we anticipate continuing to offer the Contracts, we reserve the right to discontinue the offering at any time. We are no longer offering the Contract for sale to new purchasers.

        We and FVCS have agreements with various broker-dealers under which the Contracts will be sold by registered representatives of the broker-dealers. The registered representatives are required to be authorized under applicable state regulations to sell variable annuity contracts. The commissions payable to a broker-dealer for sales of the Contract may vary with the sales agreement, but are not expected to exceed 1.00% of first-year Purchase Payments and a trail commission each year in the amount of 1% of Account Value beginning in the 13th month after the Issue Date. As compensation for marketing, training and/or other services provided, we may pay broker-dealers wholesaler fees, training fees, asset-based amounts, bonuses, overrides and expense and/or marketing allowances in addition to ordinary commissions. These payments, which may be different for different broker-dealers, will be made by Protective Life or FVCS out of their own assets and will not change the amounts paid by Owners to purchase, hold, or surrender their Contracts. We may use any of our corporate assets to pay commissions and other costs of distributing the Contracts, including any profit from the mortality and expense risk charge or other fees and charges imposed under the Contracts.

        Additionally, FVCS receives fees assessed against shares of many of the Portfolios attributable to the Contracts. These Portfolios have adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act for the class of shares sold to certain Separate Account Investment Options. The plans permit these Portfolios to pay fees out of their assets to broker-dealers that distribute that class of shares. FVCS may pay some or all of these amounts to us as compensation for our provision of distribution and shareholder support services relating to the Contracts on FVCS' behalf.

        We pay commissions to broker-dealers through FVCS. FVCS does not retain any commission payment or other amounts as principal underwriter for the Contracts. However, we may pay some or all of FVCS' operating and other expenses. During the years ended December 31, 2002, 2001, and 2000, FVCS received $395,792, $1,485,332, and $2,502,119, respectively, in commissions and did not retain any of these commissions.

FEDERAL TAX MATTERS

General

        Because of the complexity of the law and because tax results will vary according to your identity and status, you should seek individualized legal and tax advice before purchasing or taking any action under a Contract.

        We cannot provide a comprehensive description of the federal income tax consequences regarding the Contracts in this prospectus, and special tax rules may apply that we have not discussed herein. Nor does this discussion address any applicable state, local, gift, inheritance, estate, and foreign or other tax laws. This discussion assumes that you, the Contract's owner, are a natural person and a U.S. citizen and resident. Finally, we would caution that the law and the related regulations and interpretations on which we base our tax analysis can change, and such changes can be retroactive. Protective Life makes no guarantee regarding any tax treatment — federal, state or local — of any Contract or of any transaction involving a Contract.

Our Taxation

        Generally under current federal income tax law, the operations of the Separate Account and the Fixed Account do not require us to pay any tax. Thus, we currently impose no charge for our federal income taxes. However, we may decide to charge the Separate Account or Fixed Account for our federal income taxes, if there are changes in federal tax law.

        We may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and, accordingly, we do not currently impose a charge for them. If they increase, however, we may impose a charge for such taxes attributable to the Separate Account and/or Fixed Account.

Income Tax Deferral on Increases in Account Value

        In general, an owner of an annuity contract is not taxed on increases in the contract's value until a distribution occurs, either in the form of a lump sum payment or as annuity payments.

        Contracts Owned by Other than Natural Persons.  If you are a non-natural person, e.g., a corporation or another type of entity, your Contract will generally not be treated as an annuity contract for federal income tax purposes, and you will be subject to immediate taxation on the increases in your Contract's Account Value. However, this treatment does not apply to Contracts held by a trust or other entity as an agent for a natural person or to Qualified Contracts held by a tax-qualified retirement plan (i.e., a plan that qualifies under section 401, 403(a), 403(b), 408, 408A or 457 of the Code). Please consult your tax adviser regarding other exceptions not addressed by this prospectus.

        Diversification Requirements.  The Internal Revenue Code provides that a variable annuity contract will not be treated as an annuity contract under the Code for any period (and any subsequent period) for which the related investments are not adequately diversified. If your Contract did not qualify as an annuity contract, you would be subject to immediate taxation on the increases in your Contract's Account Value. We intend that all Portfolios of the Funds in which your Contract may invest will comply with the diversification requirements.

        Investment Control.  In certain circumstances, variable annuity contract owners may be considered the owners, for federal income tax purposes, of the assets of a separate account used to support their contracts. In those circumstances, income and gains from the separate account would be includable in the contract owners' gross income. The Internal Revenue Service has stated in published rulings that a variable contract owner will be considered the owner of the assets of a separate account if the owner possesses incidents of ownership in those assets such as the ability to exercise investment control over the assets. The amount of investment control which you may exercise under a Contract differs in some respects from the situations addressed in the published rulings which held that variable contract owners were not deemed, for federal income tax purposes, to own the related assets held in a separate account by the issuing insurance company. It is possible that these differences, such as your ability to transfer among investment choices or the number and type of investment choices available, would cause you to be taxed as if you were the owner of the Portfolio shares that are attributable to your Contract. In that case, you would be liable for income tax on an allocable portion of any current income and gains realized by the Separate Account, even though you have received no distribution of those amounts.

        Due to the uncertainty in this area, we reserve the right to modify your Contract in an attempt to maintain its intended tax treatment.

Distributions from Non-Qualified Contracts

        For a lump sum payment received upon surrender of a Contract, you will be taxed on the portion that exceeds your investment in the Contract. The taxable portion is taxed as ordinary income. In the case of a withdrawal or distribution of Account Value, amounts will be treated as coming first from the earnings and thus taxable, and then, only after that income portion is exhausted, as coming from your investment in the Contract. Your investment in the Contract equals your Purchase Payments (to the extent such payments were neither deductible when made nor excludible from income) less amounts previously received from a Contract which were not includible in income. Distributions may be subject to a 10% penalty tax and federal income tax withholding.

        We impose certain charges for optional death benefit riders. It is possible that these charges (or some portion thereof) could be treated for federal tax purposes as a distribution from the Contract.

        Penalty Tax on Premature Distributions.  The taxable portion of a distribution from a Contract may be subject to a 10% penalty tax. However, the penalty is not imposed on amounts received:

  •
  after you reach age 59 1/2;

  •
  after your death, or if you are not an individual, on or after the death of the primary Annuitant;

  •
  if you are totally disabled as defined in Code section 72(m)(7));

  •
  in a series of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or for the joint lives (or joint life expectancies) of you and your Beneficiary;

  •
  under an immediate annuity; or

  •
  that are allocable to purchase payments made before August 14, 1982.

        Annuity Payments.  For annuity payments, the portion of each payment that exceeds a pre-determined "exclusion amount" is considered taxable income. The exclusion amount is determined:

  •
  for payments based on a fixed annuity option, by multiplying the payment by the ratio that your investment in the Contract (adjusted for any period certain or refund feature) bears to the expected return under the Contract.

  •
  for payments based on a variable annuity option, by dividing your investment in the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid.

        Annuity payments received after the total of the excludable amounts equals the investment in the Contract are fully taxable. The taxable portion is taxed at ordinary income tax rates. If annuity payments cease because of the death of the Annuitant and before the total amount of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction. There may be special income tax issues present in situations where you and the annuitant are not the same person and are not married to one another. A tax adviser should be consulted in those situations.

Death Benefits

        The Beneficiary is taxed on the portion of the Death Benefit that exceeds your investment in the Contract. However, if the Beneficiary elects to receive the Death Benefit under an Annuity Option, payments made to the Beneficiary are taxed as annuity payments as discussed above. Estate taxes may also apply.

Partial 1035 Exchanges.

        Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. In some circumstances, the direct transfer of a portion of an annuity contract into another annuity contract may qualify as a non-taxable exchange. However, it is unclear what specific types of partial exchange designs and transactions will qualify for such nontaxable treatment. Due to the uncertainty in this area, owners should consult their own tax advisers prior to entering into a partial exchange of an annuity contract.

Tax Treatment of Assignments

        Any assignment or pledge (or agreement to assign or pledge) any portion of a Contract may be a taxable event. Owners should therefore consult competent tax advisers should they wish to assign or pledge their Contracts.

        If the Contract is issued for under a Qualified Plan, it may not be assigned, pledged or otherwise transferred except as allowed under applicable law.

Gifting a Contract

        If you transfer ownership of your Contract to a person other than your spouse or former spouse incident to a divorce, and receive payment less than the Contract's value, you will be liable for the tax on the Contract's value in excess of your investment in the Contract. The new Contract owner's purchase payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.

Multiple Contracts

        Multiple non-qualified annuity contracts issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract when determining the tax consequences of certain distributions. Such treatment may result in adverse tax consequences, including more rapid taxation of the distributed amounts from the combined contracts and imposition of the 10% tax penalty (as described above). Owners should consult a tax adviser before purchasing more than one non-qualified annuity contract in a calendar year.

Loss of Interest Deduction Where Contract is Held By or For the Benefit of Certain Nonnatural Persons

        In the case of Contracts issued after June 8, 1997 to a nonnatural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, a portion of otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to the debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that the Owner received or accrued during the taxable year. Entities that are considering purchasing the Contract, or entities that will be Beneficiaries under a Contract, should consult a tax adviser.

Tax-Qualified Retirement Plans

        This prospectus offers a Contract that may be used under various types of tax-qualified retirement plans. Taxation of participants varies with the type of plan and terms and conditions of each specific qualified plan. The terms and conditions of a plan may restrict the permitted contributions to, and benefits of, a Contract issued to the plan, regardless of the terms and conditions of the Contract itself. Because a retirement plan's contribution limits and distribution and other requirements may not be incorporated into our administrative procedures, Contract owners, participants and beneficiaries are responsible for determining that transactions with respect to the Contract comply with applicable law.

        The tax rules for tax-qualified retirement plans are very complex and will have different applications depending on individual facts and circumstances. For example, Contracts issued under tax qualified retirement plans are generally not transferable. Contract owners, annuitants and beneficiaries should therefore obtain competent tax advice before purchasing a Contract issued under a tax-qualified retirement plan, or engaging in various transactions (i.e., making contributions or taking distributions) in connection with a Contract.

        A qualified contract will not provide any necessary or additional tax deferral if it is used to fund a qualified plan that is tax deferred. However, the contract has features and benefits other than tax deferral that may make it an appropriate investment for a qualified plan. You should consult your tax adviser regarding these features and benefits prior to purchasing a qualified contract.

        The following are general descriptions of the types of Qualified Plans with which the Contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. State income tax rules applicable to Qualified Plans and Qualified Contracts often differ from federal income tax rules, and this prospectus does not describe any of these differences. Those who intend to use the Contract in connection with Qualified Plans should seek competent advice.

        Traditional IRAs and Roth IRAs.  Eligible individuals may maintain: (a) an individual retirement account or individual retirement annuity under section 408 of the Code ("Traditional IRA"); and (b) a non-tax deductible individual retirement account or individual retirement annuity under section 408A of the Code ("Roth IRA").

        Under applicable limitations, amounts may be contributed to a Traditional IRA that will be deductible from the individual's gross income. The amounts contributed to a Traditional IRA may be reduced if an individual also contributes to a Roth IRA.

        Traditional IRAs and Roth IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Under certain conditions, distributions from other IRAs and other Qualified Plans may be rolled over or transferred on a tax-deferred basis into a Traditional IRA. (A Coverdell Education Savings Account (formerly known as an "education IRA") under section 530 of the Code does not qualify for this treatment.) Rollovers may also be made under certain conditions to a Roth IRA, but only from a Traditional IRA or from another Roth IRA. Rollovers from a Traditional IRA to a Roth IRA are subject to immediate federal income taxation.

        You may not use the Contract in connection with a Coverdell Education Savings Account, a "Simplified Employee Pension" under section 408(k) of the Code, or a "Simple IRA" under section 408(p) of the Code.

        Corporate and Self-Employed ("H.R. 10" and "Keogh") Pension and Profit Sharing Plans.  Section 401(a) and 403(a) of the Code permit corporate and self-employed individuals to establish Qualified Plans for themselves and their employees. These retirement plans may permit the purchase of a Contract to provide benefits under the plan. Contributions made to the plan for the benefit of the employees are not included in the gross income of the employees until distributed from the plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Internal Revenue Code places limitations and restrictions on all plans including items such as:

  •
  amount of allowable contributions;

  •
  form, manner and timing of distributions;

  •
  transferability of benefits;

  •
  vesting and nonforfeitability of interests;

  •
  incidental death benefits;

  •
  nondiscrimination in eligibility and participation; and

  •
  the tax treatment of distributions, withdrawals and surrenders.

        If you purchase an optional death benefit rider, the death benefit in certain circumstances may exceed the greater of the Purchase Payments and the Account Value. It is possible the IRS could characterize such a death benefit as an incidental death benefit. There are limitations on the amount of incidental death benefits that may be provided under pension and profit sharing plans. In addition, the provision of such benefits may result in currently taxable income to participants.

        403(b) Annuities.  Public schools and certain charitable, educational and scientific organizations specified in section 501(c)(3) of the Code may purchase "403(b)" or "tax-sheltered annuities." These qualifying employers may contribute to a Contract for the benefit of their employees. Such contributions are not included in the gross income of the employees until employees receive distributions from the

Contracts. Tax-sheltered annuity contributions are limited to certain maximums. Additional restrictions govern such items as transferability, distributions, nondiscrimination and withdrawals.

        If you purchase the optional death benefit rider, the death benefit in certain circumstances may exceed the greater of the Purchase Payments and the Account Value. It is possible the IRS could characterize such a death benefit as an incidental death benefit. If the death benefit were so characterized, this could result in currently taxable income to purchasers. In addition, there are limitations on the amount of incidental death benefits that may be provided under a section 403(b) annuity.

Distributions from Qualified Contracts

        In the case of a withdrawal under a Qualified Contract (other than a "qualified distribution" from a Roth IRA), a portion of the amount received is taxable. This is generally based on the ratio of the individual's cost basis to the individual's total accrued benefit under the retirement plan.

        Roth IRAs.  A "qualified distribution" from a Roth IRA is generally not subject to federal income taxation, but can only be made after the assets have been in the Roth IRA for 5 years and the Owner:

  •
  reaches age 59 1/2;

  •
  dies or is disabled (IRC Section 72(m)(7)); or

  •
  takes a qualified first-time homebuyer distribution (as defined in section 72(t)(8) of the Code).

        Penalty tax on Pre-retirement Distributions.  The taxable portion of any distribution from a qualified retirement plan may be subject to a 10% penalty tax. This tax could apply to withdrawals from a Contract issued and qualified under Code sections 401 (Corporate and Self-Employed Pension and Profit-Sharing Plans), 403(b) (Tax-Sheltered Annuities), 408 (Traditional IRAs) or 408A (Roth IRAs — "nonqualified distributions" only). It is not imposed on:

  •
  qualified rollovers or permitted direct transfers to a Traditional IRA, a Roth IRA, or to another eligible qualified plan;

  •
  distributions made on or after the date on which the Owner or Annuitant (as applicable) reaches age 59 1/2;

  •
  distributions following the death or disability (as defined in section 72(m)(7) of the Code) of the Owner or Annuitant (as applicable);

  •
  distributions that are part of substantially equal periodic payments made not less than annually for the life (or life expectancy) of the Owner or Annuitant (as applicable) or the joint lives (or joint life expectancies) of such Owner or Annuitant (as applicable) and his or her designated Beneficiary (Qualified Plans other than Traditional IRAs and Roth IRAs require the employee to be separated from service for this exception to apply.);

  •
  distributions made to the Owner or Annuitant (as applicable) for payment of medical expenses which exceed 7.5% of adjusted gross income;

  •
  distributions from a Traditional IRA or from a Roth IRA for payment of health insurance premiums while unemployed, if certain conditions are met;

  •
  amounts paid from a Traditional IRA and Roth IRA for qualified higher education expenses (IRC Section 72(t)(7) of the Code); and

  •
  amounts paid from a Traditional IRA or Roth IRA as a qualified first-time homebuyer distribution (IRC Section 72(t)(8) of the Code).

        The penalty tax for a Contract issued and qualified under Code sections 401 or 403(b) is also not imposed on:

  •
  distributions to an Owner or Annuitant (as applicable) who has separated from service after he has attained age 55; and

  •
  distributions made to an alternate payee pursuant to a qualified domestic relations order.

        Required Minimum Distributions.  Generally, distributions from a qualified plan (other than a Roth IRA) must start no later than (a) April 1 of the calendar year following the year in which the employee attains age 70 1/2 or (b) retirement, whichever is later. The limitation set forth in subsection (b) does not apply to IRAs. The amount of these distributions and the period over which they must span must be made are subject to special rules. The death benefit under your Contract may affect the amount of the required minimum distribution that must be taken from your Contract. If required minimum distributions are not made, a 50% penalty tax is imposed on the amount not distributed.

        Tax-Sheltered Annuities — Withdrawal Limitations.  Withdrawals of amounts attributable to contributions made according to a salary reduction agreement are limited to when the Owner:

  •
  attains age 59 1/2;

  •
  separates from service;

  •
  dies;

  •
  becomes disabled (IRC Section 72(m)(7) of the Code); or

  •
  in the case of hardship.

        Hardship withdrawals are restricted to the portion of the Owner's Account Value that represents contributions made by the Owner and do not include investment results.

        These withdrawal limitations became effective on January 1, 1989, and generally apply only to salary reduction contributions made after December 31, 1988, to income attributable to such contributions and to income attributable to amounts held as of December 31, 1988. The limitations on withdrawals do not affect transfers and certain rollovers between certain Qualified Plans. Owners should consult their own tax counsel or other tax adviser about distributions.

Death Benefits

        If death benefit riders (endorsements) are to be used with a Qualified Contract, such death benefits may be considered by the Internal Revenue Service as "incidental death benefits." The Code imposes limits on the amount of incidental death benefits allowable for qualified contracts, and if the death benefits selected by you are considered to exceed such limits, the provision of such benefits could result in currently taxable income to the owners of Qualified Contracts. Furthermore, the Code provides that the assets of an IRA (including Roth IRAs) may not be invested in life insurance, but may provide in the case of death during the accumulation phase for a death benefit payment equal to the greater of purchase payments or account value. The contract offers death benefits which may exceed the greater of purchase payments or account (contract) value. If these death benefits are determined by the Internal Revenue Service as providing life insurance, the contract may not qualify as an IRA (including Roth IRAs). You should consult your tax adviser regarding these features and benefits prior to purchasing a contract.

Federal Income Tax Withholding

        All distributions from your Contract, or portions thereof, that are included in your gross income are subject to federal income tax withholding. We will withhold federal taxes at the rate of 10% from the taxable portion of nonperiodic payments (including surrenders prior to the Annuity Date). However, you may elect not to have taxes withheld or to have taxes withheld at a different rate.

        Certain distributions from retirement plans qualified under Section 401 or Section 403(b) of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, may be subject to a mandatory 20% withholding for federal income tax.

ADVERTISING PRACTICES

FIS Prime Money Fund II Portfolio

        From time to time, the FIS Prime Money Fund II investment option of the Separate Account may advertise its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance.

        The "yield" of the FIS Prime Money Fund II investment option refers to the income generated by Account Values in the FIS Prime Money Fund II investment option over a seven-day period (which will be stated in the advertisement). This income is "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the Account Values in the FIS Prime Money Fund II investment option.

        The "effective yield" is calculated similarly. However, when annualized, the income earned by Account Values is assumed to be reinvested. This results in the "effective yield" being slightly higher than the "yield" because of the compounding effect of the assumed reinvestment. The yield figure will reflect the deduction of any asset-based charges and any applicable annual contract maintenance charge.

Other Portfolios

        From time to time, we may advertise performance data for the Contract's other investment options. Such data will show the percentage change in the value of an Accumulation Unit based on the performance of an investment over a period of time, usually a calendar year. It is determined by dividing the increase (decrease) in value for that Unit by the Accumulation Unit value at the beginning of the period. This percentage will reflect the deduction of any asset-based charges and any applicable annual contract maintenance charges under the Contracts.

        Advertisements also will include total return figures calculated as described in the Statement of Additional Information. The total return figures reflect the deduction of any applicable annual contract maintenance charges, as well as any asset-based charges.

        We may make yield information available, with respect to some of the investment options. Such yield information will be calculated as described in the Statement of Additional Information. The yield information will reflect the deduction of any applicable annual contract maintenance charge, as well as any asset-based charges.

        We may also show historical Accumulation Unit values in certain advertisements that contain illustrations. These illustrations will be based on Accumulation Unit values for a specific period.

        Quotations of standardized total return for any Investment Option will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in a Contract over a period of one, five and ten years (or, if less, up to the life of the Investment Option). They will reflect the deduction of a Contract's daily and annual charges, the applicable withdrawal charge, and fees and expenses of the underlying Portfolio. Quotations of non-standardized total return may simultaneously be shown for the periods indicated in the advertisement and may not reflect some or all of these deductions.

        Total return performance information for Investment Options may also be advertised based on the historical performance of the Portfolio underlying an Investment Option for periods beginning before the date Accumulation Unit Values were first calculated for Contracts funded in that Investment Option. Any such performance calculation will be based on the assumption that the Investment Option corresponding to the applicable Portfolio was in existence throughout the stated period and that contractual charges and expenses of the Investment Option during the period were equal to those currently assessed under a Contract.

        We may also distribute sales literature that compares the percentage change in Accumulation Unit values for any of the investment options against established market indices such as the Standard & Poor's Index of 500 Common Stocks, the Dow Jones Industrial Average or other management investment companies that have investment objectives similar to the investment options being compared.

        The Standard & Poor's Index of 500 Common Stocks is an unmanaged, unweighted average of 500 stocks, the majority of which are listed on the New York Stock Exchange.

        The Dow Jones Industrial Average is an unmanaged, weighted average of thirty blue chip industrial corporations listed on the New York Stock Exchange. Both the Standard & Poor's Index of 500 Common Stocks and the Dow Jones Industrial Average assume quarterly reinvestment of dividends.

        We may also distribute sales literature that compares the performance of our variable annuities' Accumulation Unit values with the unit values of variable annuities issued through other insurance companies. Such information will be derived from the Lipper Variable Insurance Products Performance Analysis Service, Morningstar or from the VARDS Report.

        The Lipper Variable Insurance Products Performance Analysis Service is published by Lipper Analytical Services, Inc., a publisher of statistical data that tracks the performance of investment companies. The rankings compiled by Lipper may or may not reflect the deduction of asset-based insurance charges. Our sales literature using these rankings will indicate whether such charges were deducted. Where the charges have not been deducted, the sales literature will indicate that, had the charges been deducted, the ranking might have been lower.

        The VARDS Report is a monthly variable annuity industry analysis compiled by Variable Annuity Research & Data Service of Roswell, Georgia and published by Financial Planning Resources, Inc. The VARDS rankings may or may not reflect the deduction of asset-based insurance charges.

        Morningstar rates each variable annuity investment option against its peers with similar investment objectives. Morningstar does not rate any investment option with fewer than three years of performance data.

OTHER MATTERS

Financial Statements

        Our financial statements and the financial statements of the Separate Account are included in the Statement of Additional Information.

Legal Proceedings

        Protective Life and its subsidiaries, like other insurance companies, in the ordinary course of business are involved in some class action and other lawsuits, or alternatively in arbitration. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and material settlement payments have been made. Although the outcome of any litigation or arbitration cannot be predicted, Protective Life believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on FVCS's, Protective Life's or the Separate Account's financial position.

Transfers by the Company

        We may, subject to applicable regulatory approvals, transfer obligations under a Contract to another qualified life insurance company under an assumption reinsurance arrangement without the prior consent of the Owner.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

        The Statement of Additional Information for the Separate Account and the Contract contains the following information:

APPENDIX A

ACCUMULATION UNIT VALUE HISTORY
(for a unit outstanding throughout the period)

        The following condensed financial information is derived from the financial statements of the Separate Account. The information should be read in conjunction with the financial statements, related notes and other financial information for the Separate Account included in the Statement of Additional Information. Our financial statements and report of independent auditors are also contained in the Statement of Additional Information.

	Period Ended 9/30/03	Year Ended 12/31/02	Year Ended 12/31/01	Year Ended 12/31/00	Year Ended 12/31/99	Year Ended 12/31/98	Year Ended 12/31/97	Year Ended 12/31/96
AIM V.I. Capital Appreciation
Beginning of Period	$6.88	$9.24	$12.22	$13.92	$10.00
End of Period	$7.89	$6.88	$9.24	$12.22	$13.92
Number of Accum. Units Outstanding	279,407	309,192	485,771	469,877	252,629
AIM V.I. Growth
Beginning of Period	$4.34	$6.39	$9.81	$12.52	$10.00
End of Period	$5.08	$4.34	$6.39	$9.81	$12.52
Number of Accum. Units Outstanding	522,422	475,804	566,819	531,518	176,316
ACS V.P. Value
Beginning of Period	$10.11	$11.74	$10.56	$9.08	$10.00
End of Period	$11.35	$10.11	$11.74	$10.56	$9.08
Number of Accum. Units Outstanding	154,386	199,842	286,071	113,249	79,433
Scudder Equity 500 Index
Beginning of Period	$6.49	$8.48	$9.80	$10.96	$10.00
End of Period	$7.34	$6.49	$8.48	$9.80	$10.96
Number of Accum. Units Outstanding	218,840	276,633	352,075	264,896	168,120
Scudder Small Cap Index
Beginning of Period	$8.66	$11.07	$11.01	$11.63	$10.00
End of Period	$10.97	$8.66	$11.07	$11.01	$11.63
Number of Accum. Units Outstanding	65,229	39,478	101,439	41,622	24,524
Scudder EAFE Index
Beginning of Period	$5.05	$6.53	$8.81	$10.00
End of Period	$5.71	$5.05	$6.53	$8.81
Number of Accum. Units Outstanding	80,571	91,428	122,611	137,791
FIS Prime Money Fund II (1)
Beginning of Period	$12.19	$12.20	$11.94	$11.44	$11.10	$10.74	$10.39	$10.06
End of Period	$12.12	$12.19	$12.20	$11.94	$11.44	$11.10	$10.74	$10.39
Number of Accum. Units Outstanding	306,317	676,578	1,974,201	446,965	376,738	135,376	89,012	39,582
FIS High Income Bond Fund II
Beginning of Period	$9.27	$9.28	$9.30	$10.00
End of Period	$10.64	$9.27	$9.28	$9.30
Number of Accum. Units Outstanding	204,600	546,527	316,584	46,506
FMR Contrafund (Service Class 2 Shares)
Beginning of Period	$7.18	$8.06	$9.35	$10.00
End of Period	$8.16	$7.18	$8.06	$9.35
Number of Accum. Units Outstanding	218,638	267,048	418,042	78,787
FMR Equity Income (Service Class 2 Shares)
Beginning of Period	$8.34	$10.22	$10.95	$10.00
End of Period	$9.37	$8.34	$10.22	$10.95
Number of Accum. Units Outstanding	107,016	121,967	159,384	25,348

	Period Ended 9/30/03	Year Ended 12/31/02	Year Ended 12/31/01	Year Ended 12/31/00	Year Ended 12/31/99	Year Ended 12/31/98	Year Ended 12/31/97	Year Ended 12/31/96
FMR Growth Opportunities (Service Class 2 Shares)
Beginning of Period	$5.51	$7.17	$8.53	$10.00
End of Period	$6.35	$5.51	$7.17	$8.53
Number of Accum. Units Outstanding	69,314	34,564	73,866	2,912
LA Growth and Income
Beginning of Period	$8.87	$10.98	$11.95	$10.48	$10.00
End of Period	$10.11	$8.87	$10.98	$11.95	$10.48
Number of Accum. Units Outstanding	284,499	337,100	483,583	244,747	137,865
MFS New Discovery (Initial Class)
Beginning of Period	$9.91	$14.71	$15.72	$16.28	$10.00
End of Period	$12.06	$9.91	$14.71	$15.72	$16.28
Number of Accum. Units Outstanding	28,954	36,442	46,218	92,470	138,167
MFS New Discovery (Service Class)
Beginning of Period	$5.97	$8.89	$9.53	$10.00
End of Period	$7.26	$5.97	$8.89	$9.53
Number of Accum. Units Outstanding	84,771	102,988	166,555	211,715
MFS Investors Growth Stock Fund (Initial Class)
Beginning of Period	$6.83	$9.57	$12.81	$13.86	$10.00
End of Period	$7.72	$6.83	$9.57	$12.81	$13.86
Number of Accum. Units Outstanding	13,698	21,362	26,393	42,352	44,090
MFS Investors Growth Stock Fund (Service Class)
Beginning of Period	$4.75	$6.67	$9.00	$10.00
End of Period	$5.35	$4.75	$6.67	$9.00
Number of Accum. Units Outstanding	98,259	116,260	214,095	83,422
MFS Investors Trust (Initial Class) (formerly, MFS Growth with Income)
Beginning of Period	$6.45	$8.29	$10.01	$10.18	$10.00
End of Period	$7.07	$6.45	$8.29	$10.01	$10.18
Number of Accum. Units Outstanding	24,451	26,374	28,603	37,682	51,939
MFS Investors Trust (Service Class) (formerly, MFS Growth with Income)
Beginning of Period	$6.38	$8.21	$9.94	$10.00
End of Period	$6.98	$6.38	$8.21	$9.94
Number of Accum. Units Outstanding	93,724	104,349	153,494	187,993
Seligman Communications & Information (Class 2)
Beginning of Period	$3.6	$5.73	$5.54	$10.00
End of Period	$4.55	$3.60	$5.73	$5.54
Number of Accum. Units Outstanding	178,733	217,575	271,841	188,905
VIPT Growth Securities (Class 2 Shares)
Beginning of Period	$8.21	$10.22	$10.52	$10.00
End of Period	$9.46	$8.21	$10.22	$10.52
Number of Accum. Units Outstanding	68,857	76,226	99,179	127,324
VIPT International Securities
Beginning of Period	$7.14	$8.90	$10.76	$11.18	$10.00
End of Period	$8.26	$7.14	$8.90	$10.76	$11.18
Number of Accum. Units Outstanding	146,640	197,058	474,916	268,972	295,964

	Period Ended 9/30/03	Year Ended 12/31/02	Year Ended 12/31/01	Year Ended 12/31/00	Year Ended 12/31/99	Year Ended 12/31/98	Year Ended 12/31/97	Year Ended 12/31/96
VIST Growth (2), (5)
Beginning of Period	$—	$—	$22.40	$26.64	$20.10	$15.31	$12.57	$10.14
End of Period	$—	$—	$18.16	$22.40	$26.64	$20.10	$15.31	$12.57
Number of Accum. Units Outstanding	0	0	0	598,293	560,375	282,153	106,746	30,672
VIST Growth & Income (5)
Beginning of Period (5/31/95)	$—	$—	$18.44	$17.20	$16.43	$14.84	$11.75	$10.63
End of Period	$—	$—	$18.16	$18.44	$17.20	$16.43	$14.84	$11.75
Number of Accum. Units Outstanding	0	0	0	355,614	403,888	358,265	152,210	51,500
VIST High Income Bond (5)
Beginning of Period	$—	$—	$11.37	$13.04	$13.00	$12.80	$11.45	$10.17
End of Period	$—	$—	$11.14	$11.37	$13.04	$13.00	$12.80	$11.45
Number of Accum. Units Outstanding	0	0	0	138,787	256,064	306,492	114,612	30,956
VIST Matrix Equity (3), (5)
Beginning of Period	$—	$—	$15.01	$17.65	$15.70	$13.16	$10.94	$10.12
End of Period	$—	$—	$13.26	$15.01	$17.65	$15.70	$13.16	$10.94
Number of Accum. Units Outstanding	0	0	0	210,894	230,160	186,146	43,263	11,951
VIST Multiple Strategies (5)
Beginning of Period	$—	$—	$19.63	$22.78	$18.07	$14.10	$11.84	$10.15
End of Period	$—	$—	$16.12	$19.63	$22.78	$18.07	$14.10	$11.84
Number of Accum. Units Outstanding	0	0	0	587,349	499,905	264,274	77,185	30,934
VIST Small Cap Growth (4), (5)
Beginning of Period (5/4/95)	$—	$—	$18.34	$21.93	$12.32	$12.91	$13.01	$10.36
End of Period	$—	$—	$11.31	$18.34	$21.93	$12.32	$12.91	$13.01
Number of Accum. Units Outstanding	0	0	179	318,394	201,290	112,393	25,466
VIST U.S. Government Bond (5)
Beginning of Period	$—	$—	$12.56	$11.48	$11.88	$11.19	$10.39	$10.30
End of Period	$—	$—	$13.05	$12.56	$11.48	$11.88	$11.19	$10.39
Number of Accum. Units Outstanding	0	0	0	308,288	488,100	490,078	63,534	43,540
VIST World Equity (5)
Beginning of Period	$—	$—	$18.03	$19.47	$12.71	$12.28	$11.33	$10.24
End of Period	$—	$—	$14.68	$18.03	$19.47	$12.71	$12.28	$11.33
Number of Accum. Units Outstanding	0	0	0	110,368	207,955	129,010	75,105	37,590
PBHG Small Cap Growth
Beginning of Period	$4.99	$8.40	$10.00
End of Period	$7.01	$4.99	$8.40
Number of Accum. Units Outstanding	222,521	395,540	271,795
FMR Growth & Income (Service Class 2 Shares)
Beginning of Period	$7.8	$9.53	$10.00
End of Period	$8.84	$7.80	$9.53
Number of Accum. Units Outstanding	528,513	583,122	695,907
ACS VP Ultra
Beginning of Period	$7.18	$9.43	$10.00
End of Period	$8.11	$7.18	$9.43
Number of Accum. Units Outstanding	467,389	546,684	683,222
ACS VP International Growth
Beginning of Period	$6.4	$8.16	$10.00
End of Period	$6.93	$6.40	$8.16
Number of Accum. Units Outstanding	110,215	117,496	153,011
ACS VP Income & Growth
Beginning of Period	$7.36	$9.27	$10.00
End of Period	$8.33	$7.36	$9.27
Number of Accum. Units Outstanding	143,374	173,137	216,536

	Period Ended 9/30/03	Year Ended 12/31/02	Year Ended 12/31/01	Year Ended 12/31/00	Year Ended 12/31/99	Year Ended 12/31/98	Year Ended 12/31/97	Year Ended 12/31/96
FIS US Government Securities
Beginning of Period	$11.15	$10.38	$10.00
End of Period	$11.25	$11.15	$10.38
Number of Accum. Units Outstanding	299,305	409,201	482,399
VIPT Developing Markets Securities (Class 2)
Beginning of Period	$9.27	$10.50	$10.00
End of Period	$11.83	$9.27	$10.50
Number of Accum. Units Outstanding	22,410	20,577	204,983
Franklin Small Cap (Class 2)
Beginning of Period	$6.61	$9.82	$10.00
End of Period	$7.89	$6.61	$9.82
Number of Accum. Units Outstanding	3,914	4,318	62,054
INVESCO Dynamics
Beginning of Period	$5.49	$8.19	$10.00
End of Period	$6.6	$5.49	$8.19
Number of Accum. Units Outstanding	56,364	10,762	5,762
INVESCO Health Sciences
Beginning of Period	$7.61	$10.22	$10.00
End of Period	$8.63	$7.61	$10.22
Number of Accum. Units Outstanding	15,852	12,058	15,986
INVESCO Financial Services
Beginning of Period	$8.12	$9.68	$10.00
End of Period	$9.3	$8.12	$9.68
Number of Accum. Units Outstanding	36,940	34,038	58,135
INVESCO Real Estate Opportunity
Beginning of Period	$10.59	$10.10	$10.00
End of Period	$13.16	$10.59	$10.10
Number of Accum. Units Outstanding	26,125	37,457	22,290
MFS Utilities
Beginning of Period	$5.75	$7.57	$10.00
End of Period	$6.93	$5.75	$7.57
Number of Accum. Units Outstanding	11,536	13,101	19,975
MFS Total Return
Beginning of Period	$9.16	$9.82	$10.00
End of Period	$9.81	$9.16	$9.82
Number of Accum. Units Outstanding	178,593	200,121	236,295
Seligman Small Cap Value (Class 2)
Beginning of Period	$10.02	$12.05	$10.00
End of Period	$12.72	$10.02	$12.05
Number of Accum. Units Outstanding	39,790	41,033	94,816

(1)	On January 2, 1997, shares of Federated Prime Money Fund II were substituted for shares of the VIST Cash Management Portfolio. Accumulation Unit Values prior to that date are based on the value of VIST Cash Management Portfolio shares held for the periods shown.
(2)	Prior to May 1, 1997, the Growth Sub-Account was known as the "Common Stock Sub-Account."
(3)
Prior to May 1, 1997, the Matrix Equity Sub-Account was known as the "Tilt Utility Sub-Account" and had different investment policies. Prior to April 1, 1994, the Sub-Account was known as the "Equity Income Division" and had different investment objectives, policies and restrictions.
(4)	Prior to May 1, 1997, the Small Cap Growth Sub-Account was known as the "Small Cap Sub-Account."
(5)
On December 28, 2001, shares of the American Century VP Ultra Fund were substituted for shares of the VIST Growth Division, shares of the VIP Growth & Income Portfolio were substituted for shares of the VIST Growth & Income Division, shares of the Federated High Income Bond Fund II were substituted for shares of the VIST High Income Bond Division, shares of the American Century VP Income & Growth Fund were substituted for shares of the VIST Matrix Equity Division, shares of the VIP Growth & Income Portfolio were substituted for shares of the VIST Multiple Strategies Division, shares of the PBHG Small Cap Growth Portfolio were substituted for shares of the VIST Small Cap Growth Division, shares of the Federated U.S. Government Securities Fund II were substituted for shares of the VIST U.S. Government Bond Division, and shares of the American Century VP International Fund were substituted for shares of the VIST World Equity Division.

      Please tear off, complete and return this form to order a free Statement of Additional Information for the Contracts offered under the prospectus. Address the form to Protective Life's customer service center address at P.O. Box 830765, Birmingham, Alabama, 35283-0765.

        Please send me a free copy of the Statement of Additional Information for the Capital No Load Variable Annuity/First Variable Annuity Fund E.

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CAPITAL NO LOAD INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACTS Issued by PROTECTIVE LIFE INSURANCE COMPANY and FIRST VARIABLE FUND E
TABLE OF CONTENTS
DEFINITIONS
HIGHLIGHTS
FEE TABLE
  OWNER TRANSACTION EXPENSES
  PERIODIC CHARGES
  RANGE OF EXPENSES FOR THE PORTFOLIOS
  EXAMPLE OF CHARGES
PROTECTIVE LIFE INSURANCE COMPANY
THE SEPARATE ACCOUNT
ADMINISTRATION
YOUR INVESTMENT OPTIONS
  The Available Options
  AIM Variable Insurance Funds, Inc.
  American Century Variable Portfolios, Inc.
  Scudder Investments VIT Funds
  Federated Insurance Series
  Fidelity Variable Insurance Products Fund
  PBHG Insurance Series Fund, Inc.
  Lord Abbett Series Fund
  MFS® Variable Insurance TrustSM
  Seligman Portfolios, Inc.
  Franklin Templeton Variable Insurance Products Trust
  INVESCO Variable Investment Funds, Inc.
  Transfers Among Investment Options
  Mixed and Shared Funding
MORE ABOUT CHARGES AND DEDUCTIONS
  Daily Deductions
  Annual Deductions
  Premium Taxes
  Other Charges and Expenses
  Elimination, Reduction or Refund of Charges and Deductions
  Purpose of Contract Charges
THE CONTRACT
  Application and Issuance of a Contract
  Purchase Payments
  Allocation of Purchase Payments
  Telephone Transactions
CONTRACT BENEFITS AND VALUES
  Determination of Account Value
  Death Benefits Before the Annuity Date
  Surrender and Withdrawals
  Payment of Proceeds
  Annuity Benefits
  Death Benefits after the Annuity Date
OTHER PROVISIONS OF THE CONTRACT
  Misstatement of Age or Sex
  Owner and Beneficiary
  Assignments
  Change of Annuitant Designation
  Texas Optional Retirement Program
  Voting Rights
  Suspension of Payments or Transfers
  Suspension of Contracts
DISTRIBUTION AND OTHER AGREEMENTS
FEDERAL TAX MATTERS
  General
  Our Taxation
  Income Tax Deferral on Increases in Account Value
  Distributions from Non-Qualified Contracts
  Death Benefits
  Partial 1035 Exchanges.
  Tax Treatment of Assignments
  Gifting a Contract
  Multiple Contracts
  Loss of Interest Deduction Where Contract is Held By or For the Benefit of Certain Nonnatural Persons
  Tax-Qualified Retirement Plans
  Distributions from Qualified Contracts
  Death Benefits
  Federal Income Tax Withholding
ADVERTISING PRACTICES
  FIS Prime Money Fund II Portfolio
  Other Portfolios
OTHER MATTERS
  Financial Statements
  Legal Proceedings
  Transfers by the Company
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
APPENDIX A